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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Coronado Global Resources Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Coronado Global Resources Inc.
Level 33, Central Plaza One
345 Queen Street, Brisbane Qld 4000

May 15, 2020

To Our Stockholders:

        We are pleased to invite you to attend the Annual General Meeting of Stockholders of Coronado Global Resources Inc. to be conducted via live webcast on June 25, 2020, at 10:00 A.M., Australian Eastern Standard Time (or June 24, 2020, at 8:00 P.M., U.S. Eastern Time) at https://web.lumiagm.com/399784793.

        We are holding only a virtual meeting this year, to support the health and well-being of our stockholders, employees and directors in light of the COVID-19 global pandemic and to enable increased stockholder participation and access.

        Stockholders will be able to listen, vote and submit questions from their home or any location with internet connectivity. There will not be a physical location for our Annual General Meeting, and you will not be able to attend the meeting in person. Additional information on how to participate in the Annual General Meeting can be found on page i below.

        The following pages include a formal notice of the meeting and the Company's proxy statement. These materials describe various matters on the agenda for the meeting and provide details regarding attendance at the meeting. Please read these materials so that you will know what we plan to do at the meeting. The Chief Executive Officer's and my speeches will be available online on the date of the Annual General Meeting.

        The Energy & Minerals Group along with funds managed by it, the Company's majority stockholder, has nominated Sir Michael (Mick) Davis for election as an additional director on the Board of Directors. The Board of Directors looks forward to Sir Mick's participation on the board and benefitting from his extensive global executive mining experience.

        We have decided to provide access to our proxy materials over the internet at www.investorvote.com.au/CRN by mailing our stockholders and holders of CHESS Depositary Interests, or CDIs, a Notice of Internet Availability of Proxy Materials, or the Notice. The Notice provides information on how stockholders or CDI holders can obtain paper copies of our proxy materials, if they so choose. This method expedites the receipt of your proxy materials and lowers the costs of our Annual General Meeting.

        It is important that your shares (or shares underlying CDIs) be represented at the meeting, regardless of whether or not you plan to attend the virtual meeting. You may vote your shares (or shares underlying CDIs) through any of the voting options available to you as described in the accompanying proxy statement and the Notice, proxy card or CDI voting instruction form you receive. We hope you will exercise your rights as a stockholder.

        Your directors are unanimously of the opinion that all resolutions proposed in this notice are in the best interests of stockholders and the Company as a whole.

        On behalf of management and our Board of Directors, we thank you for your continued support of the Company.

Sincerely,

Bill Koeck
Chairman

Coronado Global Resources Inc.
Level 33, Central Plaza One
345 Queen Street, Brisbane Qld 4000

NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS

To the Stockholders of Coronado Global Resources Inc.:

        We are pleased to invite you to attend the Annual General Meeting of Stockholders, or Annual General Meeting, of Coronado Global Resources Inc., or the Company, to be conducted via live webcast on June 25, 2020, at 10:00 A.M., Australian Eastern Standard Time (or June 24, 2020, at 8:00 P.M., U.S. Eastern Time) at https://web.lumiagm.com/399784793. We are holding only a virtual meeting this year, to support the health and well-being of our stockholders, employees and directors in light of the COVID-19 global pandemic and to enable increased stockholder participation and access. Stockholders will be able to listen, vote and submit questions from their home or any location with internet connectivity. There will not be a physical location for our Annual General Meeting, and you will not be able to attend the meeting in person. Additional information on how to participate in the Annual General Meeting can be found on page i below.

        The business matters for the Annual General Meeting are as follows:

  1.
  The holder of our preferred stock Series A, par value $0.01 per share, will be asked to elect each of the two directors designated by The Energy & Minerals Group and named in the accompanying proxy statement to serve until the 2021 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;

        The holders of our common stock (and holders of our CHESS Depositary Interests, or CDIs) will be asked to:

  2.
  elect each of the five directors of the Company named in the accompanying proxy statement to serve until the 2021 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;

  3.
  approve, on a non-binding advisory basis, the compensation of our named executive officers;

  4.
  recommend, on a non-binding advisory basis, the frequency of stockholder votes on our named executive officers' compensation;

  5.
  ratify the appointment of Ernst & Young as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020; and

  6.
  transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

        Stockholders who hold our common stock at the close of business on May 8, 2020 are entitled to receive notice of, attend and vote at the Annual General Meeting. Whether or not you plan to attend the Annual General Meeting, to ensure that your shares (or shares underlying your CDIs) are represented at the Annual General Meeting, please vote your shares (or shares underlying your CDIs) in one of the manners described in the accompanying materials.

        Stockholders may vote their shares by telephone, by signing, dating and returning their proxy card, or at the Annual General Meeting. For specific voting instructions, please refer to the information provided in the following proxy statement or the voting instructions you receive that are provided via the internet or mail.

        CDI holders may instruct CHESS Depositary Nominees Pty Ltd, or CDN, or some other entity, including themselves or the Secretary of the Company, as proxy of CDN, to vote the shares underlying their CDIs by following the instructions on the CDI voting instruction form or online at www.investorvote.com.au. Doing so permits CDI holders to instruct CDN or other designated proxy to vote on their behalf in accordance with their written instructions.

        Your vote is important. Please vote your shares promptly to ensure the presence of a quorum during the Annual General Meeting. If you are unable to attend the Annual General Meeting, you are encouraged to complete the enclosed proxy card or CDI voting instruction form and submit it as soon as possible in the envelope provided so that it is received by 10:00 A.M., Australian Eastern Standard Time, on June 19, 2020 or 8:00 P.M., U.S. Eastern Time, on June 18, 2020. Alternatively, you can cast your vote online before 10:00 A.M., Australian Eastern Standard Time, on June 19, 2020 or 8:00 P.M., U.S. Eastern Time, on June 18, 2020 by following the instructions on the proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Stockholders to Be Held on June 25, 2020:

This Notice of Annual General Meeting of Stockholders, the accompanying proxy statement and the Company's 2019 Annual Report to Stockholders (which includes the Company's Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 24, 2020), are available at www.investorvote.com.au/CRN.

        The Board of Directors unanimously recommends that the stockholders (and CDI holders) of the Company vote their shares (or shares underlying CDIs) as follows:

        "FOR" the election, by the holder of our preferred stock Series A, par value $0.01 per share, of each of the two directors of the Company designated by The Energy & Minerals Group and named in the accompanying proxy statement to serve until the 2021 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;

        "FOR" the election, by the holders of our common stock (and CDIs), of each of the five directors of the Company named in the accompanying proxy statement to serve until the 2021 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;

        "FOR" approval, on a non-binding advisory basis, of our named executive officers' compensation;

        "EVERY YEAR" for the non-binding, advisory vote on the frequency of stockholder votes on our named executive officers' compensation; and

        "FOR" the ratification of the appointment of Ernst & Young as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

By Order of the Board of Directors,
Richard Rose Vice President, Chief Legal Officer and Secretary Beckley, West Virginia May 15, 2020

IMPORTANT INFORMATION ABOUT THE COMPANY'S VIRTUAL ANNUAL GENERAL MEETING OF STOCKHOLDERS

Important Information about the Company's Virtual Annual General Meeting

        The 2020 Annual General Meeting of Stockholders, or Annual General Meeting, of Coronado Global Resources Inc., or the Company, will be held on June 25, 2020. The Annual General Meeting will be conducted online only, via a live webcast. If you were a stockholder of record at the close of business on May 8, 2020, you are entitled to participate in the Annual General Meeting. Below are answers to some frequently asked questions about the virtual annual general meeting format.

Why did the Board of Directors decide to adopt a virtual format for the Annual General Meeting?

        To support the health and well-being of our stockholders, employees and directors in light of the ongoing novel coronavirus, or COVID-19, outbreak, our Annual General Meeting will be a virtual meeting format only where stockholders will participate by accessing a website using the internet. There will not be a physical meeting location. In light of the public health and safety concerns related to COVID-19, we believe that hosting a virtual meeting will facilitate stockholders attendance and participation at our Annual General Meeting by enabling stockholders to participate remotely from any location around the world. We have designed the virtual annual general meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. A virtual meeting will also provide an additional opportunity for stockholders to communicate with the Board of Directors by submitting questions before and during the meeting through the virtual meeting platform, and it eliminates many of the costs associated with hosting a physical meeting, which will benefit both our stockholders and the Company.

How can I view and participate in the Annual General Meeting?

        All of our stockholders and CDI holders are invited to attend the meeting.

        Stockholders can watch and participate in the meeting virtually via the online platform by using:

  •
  a computer—online at https://web.lumiagm.com; or

  •
  a mobile device—using the Lumi AGM app (which is available by downloading the app from the Apple App Store or Google Play Store).

        If you participate in the meeting online as a stockholder, you can log in to the Annual General Meeting by:

  •
  entering the meeting ID for the Annual General Meeting, which is: 399-784-793;

  •
  selecting "I am a stockholder/proxy";

  •
  entering your username, which is your Holder ID; and

  •
  entering your password, which is your zip code (for US residents) or the three-character country code of your place of registered address (for non-US residents). A full list of country codes can be found in the Online Meeting Guide available at https://coronadoglobal.com.au/.

        If you participate in the meeting online as a proxyholder (including a CDI holder who has appointed themselves as CDN's proxy), you can log in to the Annual General Meeting by:

  •
  entering the meeting ID for the Annual General Meeting, which is: 399-784-793;

  •
  selecting "I am a stockholder/proxy"; and

i

  •
  entering your username and password, which can be obtained by calling Computershare at +61 3 9415 4024 during the online registration period which will be open one hour before the start of the meeting.

        Note that stockholders (and CDI holders, as per the instructions on the CDI voting instruction form) who wish to appoint a third party proxyholder to represent them at the Annual General Meeting and attend online must appoint their proxyholder prior to the proxyholder registering for online access. CDI holders may do this by following the instructions on the CDI voting instruction form. For online access, the proxyholder must obtain a username and password by contacting Computershare at +61 3 9415 4024 during the online registration period, which will be open one hour before the start of the meeting.

        If you participate in the meeting online as a CDI holder (and have not appointed yourself or someone else as CDN's proxy), you can log in to the Annual General Meeting by:

  •
  entering the meeting ID for the Annual General Meeting, which is: 399-784-793;

  •
  selecting "I am a CDI holder/guest"; and

  •
  entering your name and email address.

        Note that CDI holders may not vote online at the meeting unless they have nominated themselves to be appointed as CDN's proxy prior to the meeting. CDI holders are encouraged to use their CDI voting instruction form to direct CDN to vote their CDIs by 10:00 A.M. Australian Eastern Standard Time on June 19, 2020.

        For full details on how to log in, please refer to the Online Meeting Guide available at https://coronadoglobal.com.au/.

When can I join the virtual Annual General Meeting?

        You may log into the meeting platform beginning at 9:00 A.M., Australian Eastern Standard Time on June 25, 2020 (or 7:00 P.M., U.S. Eastern Time, on June 24, 2020). The meeting will begin promptly at 10:00 A.M., Australian Eastern Standard Time (or 8:00 P.M., U.S. Eastern Time).

How can I ask questions?

        We encourage you to submit your questions in advance of the Annual General Meeting by visiting www.investorvote.com.au. Questions can also be submitted at any time during the Annual General Meeting through the Annual General Meeting's virtual meeting platform. To ask a question during the Annual General Meeting, press on the speech bubble icon. This will open a new screen. At the bottom of that screen, there will be a section for you to type your question. Once you have finished typing, please hit the arrow symbol to send.

What if I lost my control number?

        You will be able to log in as a guest. To view the meeting webcast, visit https://web.lumiagm.com/399784793 and register as a guest. However, if you log in as a guest, you will not be able to vote your shares or submit questions during the meeting.

What if I have technical or logistical difficulties?

        We will have technicians ready to assist you with any technical difficulties you may have accessing the meeting. If you encounter any difficulties accessing the meeting during the check-in or meeting time, please call +61 3 9415 4024 for assistance. Technical support will be available starting one hour

ii

before the start of the Annual General Meeting and will remain available until thirty minutes after the meeting has finished.

Where can I find additional information?

        Additional information regarding the ability of stockholders to ask questions during the Annual General Meeting, related rules of conduct, and procedures for posting appropriate questions received during the Annual General Meeting will be available two weeks prior to the Annual General Meeting at https://coronadoglobal.com.au/. Similarly, matters addressing technical and logistical issues, including accessing the Annual General Meeting's virtual meeting platform, webcasting arrangements and recordings will be available on our investor relations page one week prior to the Annual General Meeting at https://coronadoglobal.com.au/.

What if I have additional questions?

        You may contact investor relations at +61 7 3031 7738 or call investors@coronadoglobal.com.au.

Our Commitment to Transparency

        If there are questions pertinent to meeting matters that cannot be answered during the Annual General Meeting, management will post answers to a representative set of such questions on the investor relations page of the Company's website (https://coronadoglobal.com.au/investors/). The questions and answers and a replay of the meeting will be available as soon as practicable after the meeting and will remain available for two weeks after posting.

iii

2020 PROXY STATEMENT

        Unless otherwise noted, references in this proxy statement to "we," "us," "our," "Company," or "Coronado" refer to Coronado Global Resources Inc. and its consolidated subsidiaries and associates, unless the context indicates otherwise. In addition, all dollar amounts contained herein are expressed in United States dollars, or US$, except where otherwise stated. References to "A$" are references to Australian dollars, the lawful currency of the Commonwealth of Australia. This proxy statement is being furnished in connection with the solicitation of proxies by the Company's Board of Directors for use at the Company's 2020 Annual General Meeting of Stockholders, or the Annual General Meeting, to be conducted virtually via live webcast on June 25, 2020, at 10:00 A.M., Australian Eastern Standard Time (or June 24, 2020, at 8:00 P.M., U.S. Eastern Time). This proxy statement contains important information regarding the Annual General Meeting. You should review this information, along with the Notice of Annual General Meeting of Stockholders and Coronado's 2019 Annual Report to Stockholders, or the Proxy Annual Report, before voting. The Proxy Annual Report includes the Company's Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission, or SEC, on February 24, 2020.

        You may vote if you were a stockholder of record at the close of business on May 8, 2020, the record date for the Annual General Meeting. CHESS Depositary Interest, or CDI, holders as of the record date are entitled to receive notice of and attend the meeting and may direct CHESS Depositary Nominees Pty Ltd, or CDN, or some other entity, including themselves or the Secretary of the Company, as proxy of CDN, to vote the shares underlying their CDIs at the meeting by following the instructions on the CDI voting instruction form or by voting online at www.investorvote.com.au.

        Our proxy materials are first being made available to all stockholders (and CDI holders) entitled to vote on or about May 15, 2020.

PROPOSALS 1 AND 2. ELECTION OF DIRECTORS

        The following qualified individuals have been nominated for election to the Board of Directors and possess skills we believe are aligned to our business and strategy:

Name	Age	Position(s)
William (Bill) Koeck	67	Chairman
Garold Spindler	72	Managing Director and Chief Executive Officer
Philip Christensen	65	Director
Greg Pritchard	57	Director
Ernie Thrasher	64	Director
Laura Tyson	48	Director
Sir Michael (Mick) Davis	62	Director Nominee

Director Nominees

        The size of our Board of Directors is fixed by our Board of Directors, subject to the terms of our certificate of incorporation and bylaws. Pursuant to our certificate of incorporation, The Energy & Minerals Group, or EMG, and funds managed by EMG, which we refer to, collectively, as the EMG Group, or a permitted transferee thereof, is provided with Board of Directors designation rights tied to the level of the EMG Group's aggregate beneficial ownership of shares of our common stock. See "—Board of Directors" for information regarding the director nomination and election rights of the EMG Group.

        The Company has received a notice from the EMG Group that they have (a) nominated Ms. Laura Tyson for reelection at the Annual General Meeting and (b) nominated Sir Michael (Mick) Davis as an additional director on the Board of Directors. At the Annual General Meeting, the holder of our issued share of preferred stock Series A, par value $0.01 per share, or the Series A Share, will be asked to elect the two director nominees designated by the EMG Group, and holders of our common stock will be asked to elect five director nominees. If each of the persons listed below is elected, the size of our Board of Directors will automatically increase from six to seven directors pursuant to our certificate of incorporation.

        The stockholders are being asked to elect each of the persons listed below to serve until the annual general meeting of stockholders of the Company held in 2021 or until their successors have been duly elected and qualified. All director nominees (except for Sir Michael (Mick) Davis) currently serve as directors whose terms expire at the Annual General Meeting. They have each agreed to being named in this proxy statement and to serve as a director if elected. Our Board of Directors has nominated these directors (except for Ms. Laura Tyson and Sir Michael (Mick) Davis) following the recommendation of the compensation and nominating committee of the Board of Directors.

        Unless otherwise directed, the proxy holders named in the proxy you submit intend to vote "FOR" each of the nominees in the election of directors. For CDI holders, if you do not submit your CDI voting instruction form and direct CDN on how to vote your shares underlying CDIs, the shares underlying your CDIs will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of this proposal. If any nominee should become unable or unwilling for good cause to serve as a director if elected, the shares will be voted for such substitute nominee as may be proposed by our Board of Directors. However, we are not aware of any circumstances that would prevent any of the nominees from serving.

        The following provides information with respect to each nominee for election as a director. It includes the specific experience, qualifications and skills considered by the compensation and nominating committee and/or the Board of Directors in assessing the appropriateness of the person to serve as a director.

Nominees for Election as Directors to Be Elected by the Holder of the Series A Share

Laura Tyson, Director

        Ms. Tyson joined our Board of Directors on August 13, 2018, as a designee of the EMG Group. Ms. Tyson is also currently a board member for a number EMG portfolio companies including Ascent Resources LLC, Heritage NonOp Holdings, LLC and Sable Permian Resources, LLC. Ms. Tyson serves as a managing director, the chief operating officer and the general counsel for EMG. She has over 20 years' experience working on corporate and securities transactions. Prior to joining EMG in February 2014, Ms. Tyson was a Partner at Baker Botts L.L.P., a law firm, and was a member of the Master Limited Partnership, Energy and Private Equity practice groups. While at Baker Botts L.L.P., Ms. Tyson's practice was focused on the energy sector and master limited partnerships, including those engaged in coal mining, pipeline transportation and gathering, storage, oil and gas exploration and production, compression, shipping and propane, and she served as outside counsel to EMG on both portfolio company investments and co-investment structuring beginning in 2008. Ms. Tyson earned a B.S. in Economics and Finance from McNeese State University and a J.D. from the University of Houston Law Center.

        Ms. Tyson was selected to serve on our Board of Directors because of her extensive knowledge and understanding of our business and operations.

Sir Michael (Mick) Davis, Director Nominee

        Sir Mick is a Director Nominee designated to join our Board of Directors after the Annual General Meeting, subject to the approval of the holder of our Series A Share. Sir Mick has been the Chairman of Macsteel, a global steel trading, service center and shipping business, since October 2015, and was the Chief Executive and Treasurer of the Conservative Party of the United Kingdom from July 2017 until July 2019, the Treasurer of the Conservative Party from February 2016 until July 2017 and a founding partner of X2 Resources, an emerging company in the resources sector, from March 2013 until May 2016. Prior to his tenure at X2 Resources, Sir Mick was the Chief Executive Officer of Xstrata plc, a global diversified mining and metals company, from October 2001 until March 2013, an Executive Director and Chief Financial Officer of Billiton plc and Chairman of Billiton Coal. Prior to joining Billiton, Sir Mick was an Executive Director of South African state-owned Eskom, one of the world's largest electricity utilities. Sir Mick is a Chartered Accountant by profession and an alumnus of Theodor Herzl School in Port Elizabeth. He received his Bachelor of Commerce from Rhodes University in South Africa and holds an Honorary Doctorate from Bar Ilan University.

        Sir Mick was selected to serve on our Board of Directors because of his extensive experience in building global mining companies and significant knowledge related to capital markets and corporate transactions.

The Board of Directors unanimously recommends that the holder of the Series A Share vote "FOR" the election of each of the two directors designated by the EMG Group listed above to serve until the 2021 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified.

Nominees for Election as Directors to Be Elected by Holders of Our Common Stock

William (Bill) Koeck, Chairman

        Mr. Koeck joined our Board of Directors on September 21, 2018. Mr. Koeck has over 40 years' experience in mergers and acquisitions, or M&A, equity capital markets, private equity, restructuring and workouts, company and securities law and corporate governance. Mr. Koeck retired as a partner of global law firm Ashurst in 2016 after serving as head of mergers and acquisitions for 12 years and as head of corporate in another law firm. Since 2015, he has been a member of the Takeovers Panel, which is the primary forum for resolving disputes about Australian public company and fund takeovers, and which is an Australian government statutory appointment. Mr. Koeck has been a senior lecturer in post-graduate corporate and securities law in the Law Faculty at The University of Sydney for over 20 years. Mr. Koeck has had extensive involvement as legal counsel in the mining, energy and steel industries including the coal industry in Australia and North America. Mr. Koeck earned a Bachelor of Laws-LLB and a Master of Laws-LLM (Hons) from The University of Sydney as well as a Diploma of Applied Corporate Finance (ASIA).

        Mr. Koeck was selected to serve on our Board of Directors because of his extensive involvement as legal counsel in the coal industry and capital markets in Australia and North America.

Garold Spindler, Managing Director and Chief Executive Officer

        Mr. Spindler served as the Chief Executive Officer of Coronado Group LLC from its formation in 2011 until October 2018. He served as the chief executive officer at Coronado Group HoldCo LLC from December 2017 until August 13, 2018. Mr. Spindler has served as our Managing Director and Chief Executive Officer since August 13, 2018. Mr. Spindler has more than 30 years' experience in the coal industry and has held several key executive positions at some of the world's largest coal companies, including chief executive officer of UK Coal, president and chief executive officer of Amax Coal Company (U.S.), and president and chief executive officer of Pittston Coal Company. Mr. Spindler is also the owner and chairman of St. Cloud Mining, a producer of natural zeolites in North America. Mr. Spindler earned both a B.S. and M.S. in Mining Engineering from West Virginia University, and an M.B.A. in Management from Stanford University.

        Mr. Spindler was selected to serve on our Board of Directors because of his extensive knowledge and experience in the coal industry.

Philip Christensen, Director

        Mr. Christensen joined our Board of Directors on September 21, 2018. Mr. Christensen is also currently a board member of EcoJoule Energy Pty Ltd., a manufacturer of power electronics products and technologies. In addition, Mr. Christensen's prior board service includes Aston Resources, an Australian coal mining, exploration and development company, which was listed on the Australian Securities Exchange, or ASX, until it merged by scheme of arrangement with Whitehaven Coal, also an Australian ASX listed coal mining company. Mr. Christensen continued on the Board of Whitehaven until he moved to Brisbane in 2013. Since 2013, Mr. Christensen has served as the sole partner of Christensen Legal Pty Ltd, or Christensen Legal, a Brisbane-based boutique law firm practicing general corporate law. Mr. Christensen's practice is focused on the coal mining sector. Mr. Christensen has more than 30 years' experience in the corporate/M&A area and was a partner at Herbert Smith Freehills, a law firm, for 23 years, predominantly advising companies within the resources sector. Prior to forming Christensen Legal, Mr. Christensen served in a number of roles, including as executive director of an Australian coal exploration company and Chairman of a non-listed base metals exploration company. Mr. Christensen earned both a Bachelor of Commerce and Bachelor of Laws from The University of New South Wales. He is a solicitor admitted to practice in Queensland and the High Court of Australia.

        Mr. Christensen was selected to serve on our Board of Directors because of his experience on the board of directors of coal mining and resource companies and his general legal counsel in the mining industry.

Greg Pritchard, Director

        Mr. Pritchard joined our Board of Directors on September 21, 2018. Mr. Pritchard was Managing Director and the Chief Executive Officer of Energy Developments Limited, a global producer of sustainable distributed energy, from December 2007 until October 2016, having joined the company as finance director in June 2001. Mr. Pritchard previously served as chief financial officer of QCT Resources Limited, a coal production and distribution company, and as chief financial officer QNI Limited, an Australian nickel and cobalt refinery. Mr. Pritchard previously held senior positions at KPMG in London and Europe, a global audit, tax and advisory services provider, and Wardley James Capel (now known as HSBC Securities Asia Limited), a stock brokerage services provider, in Australia, the United Kingdom and Europe. Mr. Pritchard is a Fellow of Chartered Accountants Australia & New Zealand and earned a Bachelor of Commerce from The University of Melbourne and a Master of Applied Finance from Macquarie University.

        Mr. Pritchard was selected to serve on our Board of Directors because of his extensive experience in finance and service with companies in the energy sector.

Ernie Thrasher, Director

        Mr. Thrasher joined our Board of Directors on September 21, 2018. Mr. Thrasher's prior board service includes Barrick Gold Corporation, a Canadian gold mining company. Mr. Thrasher has over 40 years' experience in the coal industry. Mr. Thrasher's coal experience began in 1974 working for a family-owned mining company with operations in Maryland. He is the founder, Chief Executive Officer and Chief Marketing Officer of Xcoal, a global coal products supplier and one of the largest exporters of U.S. origin coal to Asia, whose activities also include the financing and development of mining and related infrastructure projects in West Virginia and in the anthracite coalfield in Northeastern Pennsylvania. Prior to forming Xcoal in 2003, Mr. Thrasher spent 22 years in various global marketing positions at Primary Coal, Inc., a coal company, and AMCI, a natural resources special investment company. In 2015, Mr. Thrasher founded XLNG Energy & Resources, which markets liquefied natural gas. Mr. Thrasher also serves on the President's Leadership Council-Boy Scouts of America, is a member of the Council on Foreign Relations, serves as a director on the National Committee on U.S.-China Relations, serves as a Global Trustee and Director of the Asia Society and as a director on the U.S. India Strategic Partnership Forum.

        Mr. Thrasher was selected to serve on our Board of Directors because of his extensive experience in the coal industry.

The Board of Directors unanimously recommends that holders of our common stock (and CDI holders) vote "FOR" the election of each of the five directors of the Company listed above to serve until the 2021 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified.

PROPOSAL 3. ADVISORY VOTE ON NAMED EXECUTIVE OFFICERS' COMPENSATION

        Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A(a)(1) of the Securities Exchange Act of 1934, or the Exchange Act, we are providing our stockholders the opportunity to cast a non-binding, advisory vote on the compensation of the Company's named executive officers, or NEOs, as disclosed in this proxy statement.

        As described below under the heading "Executive Compensation," we seek to provide compensation to each NEO that is designed to attract and retain suitably qualified executive officers to incentivize them to create sustainable performance. Our compensation program is designed to reward both individual and company performance, while aligning the financial interests of each NEO with the interests of our stockholders. The compensation and nominating committee sets compensation for each NEO at a level it believes is appropriate considering each NEO's current compensation levels, peer group benchmarking, and, other than with respect with to his own compensation, also considers recommendations of the Chief Executive Officer, which are based primarily on Company and individual performance as well as competitive market data.

        The vote on this proposal is not intended to address any specific element of compensation. Rather, the vote relates to the overall compensation of our NEOs, as described under the heading "Executive Compensation" in this proxy statement. We are asking our stockholders to approve the following advisory resolution at our Annual General Meeting:

  "RESOLVED, that the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED."

        As an advisory vote, the stockholder (or CDI holder) vote on named executive officer compensation is not binding on the Company or the Board of Directors. However, the compensation and nominating committee and the Board of Directors value the opinions of the stockholders (and CDI holders) and will consider the outcome of the vote in establishing compensation philosophy and making future compensation decisions.

The Board of Directors unanimously recommends that holders of our common stock (and CDI holders) vote "FOR" the approval, on a non-binding advisory basis, of our named executive officers' compensation.

PROPOSAL 4. ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER VOTES ON EXECUTIVE OFFICER COMPENSATION

        Pursuant to the Dodd-Frank Act and Section 14A(a)(2) of the Exchange Act, we are also providing our stockholders the opportunity to hold a non-binding, advisory vote at the Annual General Meeting regarding whether the stockholder vote to approve the compensation of the NEOs should occur every year, every two years or every three years.

        The Board of Directors has determined that a non-binding, advisory stockholder vote on executive compensation every year is the best approach for the Company and its stockholders. Although the Company's executive compensation programs are designed to promote a long-term connection between pay and performance, holding an annual advisory vote on executive compensation provides the Board of Directors with more direct and immediate feedback on the Company's compensation disclosures. The Board of Directors believes that an annual advisory vote on executive compensation is consistent with the Company's practice of seeking input and engaging in dialogue with its stockholders on corporate governance matters and the Company's executive compensation philosophy, policies and practices.

        Stockholders (and CDI holders) may cast their votes on their preferred voting frequency by voting for every year, every two years or every three years or abstaining from voting.

        As a non-binding, advisory vote, the stockholder (or CDI holder) vote on the frequency of stockholder votes on NEO compensation is not binding on the Company or the Board of Directors. However, the compensation and nominating committee and the Board of Directors value the opinions of the stockholders (and CDI holders) and intends to consider the outcome of the vote when determining the frequency of stockholder votes on NEO compensation.

The Board of Directors unanimously recommends that holders of our common stock (and CDI holders) vote "EVERY YEAR" for the advisory vote on the frequency of stockholder votes on our named executive officers' compensation. Stockholders are not voting to approve or disapprove the Board of Directors' recommendation. Holders of our common stock (and CDI holders) may choose among the four choices (every year, every two years, every three years or abstain) set forth above.

PROPOSAL 5. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2020

        The Audit, Governance and Risk Committee, or the Audit Committee, has appointed Ernst & Young, or EY, to serve as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2020. Although we are not required to seek stockholder approval of this appointment, we intend to seek stockholder approval of our registered public accounting firm annually. No determination has been made as to what action the Audit Committee would take if our stockholders fail to ratify the appointment. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in our best interests. We expect that representatives of EY and KPMG LLP, or KPMG, will be present at the Annual General Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

Changes in Independent Registered Public Accounting Firm

Dismissal of Independent Registered Public Accounting Firm

        KPMG was previously the principal accountant for the Company. On March 2, 2020, the Audit Committee of the Board of Directors of the Company approved the dismissal of KPMG as the Company's independent registered public accounting firm.

        KPMG's audit reports on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2018 and 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG's report on the consolidated financial statements of the Company as of and for the years ended December 31, 2018 and 2019 contained a separate paragraph stating that "As discussed in Note 2 to the consolidated financial statements, the Company has changed its method of accounting for leases as of January 1, 2019 due to the adoption of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 842, Leases."

        During the two fiscal years ended December 31, 2019, and the subsequent interim period through March 2, 2020, there were no "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in their reports to the Audit Committee on the consolidated financial statements for such years, except as follows: During the preparation of the Company's financial statements for the year ended December 31, 2018, the Company and KPMG had a disagreement on the classification of a deferred tax position with respect to the corporate reorganization in August 2018, or the Reorganization Transaction, just prior to the Company's initial public offering on the Australian Securities Exchange, or the Australian IPO. At the time of the Australian IPO, the Company reflected the amount of the deferred tax liability that arose as a consequence of the Reorganization Transaction as a charge to equity rather than as a tax expense. The Audit Committee discussed the recognition and presentation of the item with KPMG prior to finalization of the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2018. The Company subsequently agreed to reflect the classification consistent with KPMG's assessment. The presentation of this non-recurring, non-cash item was revised prior to the issuance of the Company's consolidated financial statements as of and for the year ended December 31, 2018, and did not result in any material misstatement of the Company's financial statements or disclosures, and KPMG issued an unqualified audit opinion. No disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and KPMG were reported during the period of the performance of the audit and filing of the Company's financial statements for the fiscal year ended December 31, 2019, and in the subsequent interim period through March 2, 2020. The Company has authorized KPMG to respond fully to any inquiries that EY, the newly appointed independent registered public accounting firm, may make of KPMG with respect to such disagreement.

        Except as described above, during the two fiscal years ended December 31, 2019, and in the subsequent interim period through March 2, 2020 (the date of the engagement of EY), there were no other "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K), except that KPMG advised the Company of a material weakness related to the recognition and presentation of the impact of the Reorganization Transaction.

        The Company provided KPMG with a copy of the disclosure made in the Current Report on Form 8-K filed on March 6, 2020, or the Report, prior to the time the Report was filed with the SEC. The Company requested that KPMG furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission, or the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether KPMG agrees with the statements made by the Company in the Report in response to Item 304(a) and, if not, stating the respects in which KPMG does not agree. A copy of KPMG's letter to the SEC dated March 6, 2020 was attached as Exhibit 16.1 to the Report.

Newly Engaged Independent Registered Public Accounting Firm

        On March 2, 2020, the Audit Committee approved the appointment of EY as the Company's new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending December 31, 2020.

        During the fiscal years ended December 31, 2018 and 2019, and the subsequent interim period through March 2, 2020 (the date of the engagement of EY), neither the Company nor anyone acting on its behalf has consulted with EY with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, except as follows: The Company engaged EY to provide it assistance in documenting the Company's assessment on a variety of technical accounting matters and aid in the preparation of the consolidated financial statements for the purpose of the Australian IPO.

        During the fiscal years ended December 31, 2018 and 2019, and the subsequent interim period through March 2, 2020 (the date of the engagement of EY), neither the Company nor anyone acting on its behalf has consulted with EY with respect to any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the Company engaging EY to provide it assistance in documenting the Company's assessment on a variety of technical accounting matters, including the classification of a deferred tax position with respect to the Reorganization Transaction in August 2018 in preparation for the Australian IPO.

        The Company provided EY with a copy of the disclosure made in the Report and provided EY the opportunity to furnish a letter addressed to the SEC, pursuant to Item 304(a)(2) of Regulation S-K. EY did not furnish a letter in connection with the filing of the Report.

Audit Fees

        The following table presents fees for professional services rendered by KPMG for the fiscal periods indicated:

	Fee
Service	2019	2018
Audit Fees(1)	$1,685,000	$1,350,000
Audit-Related Fees	$20,000	—
Tax Fees(2)	$191,000	$104,000
All Other Fees	—	$2,703,000

(1)
Audit fees include fees for professional services rendered by KPMG for the audit of our annual consolidated financial statements, the review procedures on the consolidated financial statements included in our Forms 10-Q, as well as the statutory audits of our international subsidiaries and other services related to SEC filings.

(2)
Tax fees consist of amounts billed for tax compliance matters, tax research assistance and routine on-call advice.

        The Audit Committee has adopted an audit and non-audit services pre-approval policy that requires the Audit Committee to pre-approve services to be provided by the Company's independent registered public accounting firm. The Audit Committee will consider whether the services to be provided by the independent registered public accounting firm are prohibited by the SEC's rules on auditor independence and whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service. The Audit Committee is mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve such services. The Audit Committee has delegated to the chairman of the Audit Committee pre-approval authority between committee meetings, and the chairman must report any pre-approval decisions to the committee at the next regularly scheduled committee meeting. All non-audit services performed by KPMG in 2019 and 2018 were pre-approved in accordance with the procedures established by the Audit Committee.

The Board of Directors unanimously recommends that holders of our common stock (and CDI holders) vote "FOR" the ratification of the Audit, Governance and Risk Committee's appointment of Ernst & Young as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

        The names, ages and positions of our executive officers are set forth below:

Name	Age	Position(s)
Garold Spindler	72	Managing Director and Chief Executive Officer
James Campbell	67	President and Chief Operating Officer
Ayten Saridas	53	Group Chief Financial Officer
Richard Rose	58	Vice President, Chief Legal Officer and Secretary
Emma Pollard	47	Vice President, People and Culture

        Information regarding Mr. Spindler is included above under "Proposals 1 and 2—Election of Directors."

Executive Officers

James Campbell, President and Chief Operating Officer

        Mr. Campbell served as the President and Chief Operating Officer of Coronado Group LLC from 2011 until August 2018. Mr. Campbell has served as our President and Chief Operating Officer since August 13, 2018. Mr. Campbell has more than 40 years' experience in the coal industry including as owner and chief executive officer of Spring Creek Energy, a coal company, and Strata Fuels, a coal company, and as president and chief operating officer of Imagin Natural Resources, a natural resource company specializing in coal. Mr. Campbell also spent 22 years with Pittston Coal Company, where he held various roles including executive vice president of Pittston Coal Company and president of Pittston Coal Sales Company. Mr. Campbell earned a B.S. in Mining Engineering from West Virginia University, a B.S. in Civil Engineering from West Virginia Institute of Technology and an Executive M.B.A. from the University of Virginia, Darden School of Business.

Ayten Saridas, Group Chief Financial Officer

        Ms. Saridas has served as our Group Chief Financial Officer since June 2018. Ms. Saridas has 30 years of international corporate finance experience across a broad range of ASX-listed companies in upstream oil and gas, infrastructure, retail, fast-moving consumer goods and property. Prior to joining the Company, Ms. Saridas was the Chief Financial Officer of ASX-listed AWE Limited, an Australian oil and gas producer, from 2011 to 2016, where she was responsible for corporate strategy, finance, strategic planning, tax, treasury, M&A and risk management. Ms. Saridas has held a number of senior executive finance roles including group executive & treasurer at Santos, chief financial officer at Babcock & Brown Japan Property Trust, a Japanese real estate trust, group treasurer at Woolworths Limited, a company with retail interests in Australia and New Zealand, and head of corporate finance at Ausgrid, an electricity distribution company. Ms. Saridas earned a Bachelor of Commerce from The Australian National University and a Master of Applied Finance from Macquarie University and is a Fellow of CPA of Australia.

Richard Rose, Vice President, Chief Legal Officer & Secretary

        Mr. Rose served as the Vice President, Chief Legal Officer & Secretary of Coronado Group LLC from June 2017 until October 2018. Mr. Rose has served as our Vice President, Chief Legal Officer & Secretary since August 13, 2018. Mr. Rose has been a practicing lawyer since 1988. Prior to joining the Company, Mr. Rose was interim senior vice president, general counsel and corporate secretary of Meritor, Inc., an American vehicle part manufacturer, from March 2016 to August 2016. Mr. Rose has also served as senior vice president, general counsel and secretary of Calgon Carbon Corporation from September 2009 to September 2015, a company in the activated carbon and reactivation industry, and was a shareholder in the Pittsburgh office of Buchanan Ingersoll & Rooney, PC, a law firm, where his practice included general corporate counseling, federal securities and M&A. Before becoming a lawyer, Mr. Rose was a certified public accountant and auditor with an international public accounting firm. Mr. Rose earned a B.S. in Accounting from The Pennsylvania State University and a J.D. from the University of Pittsburgh School of Law.

Emma Pollard, Vice President People and Culture

        Ms. Pollard has served as our Vice President People and Culture since October 1, 2018 and was previously our General Manager of Human Resources in Australia since January 2018. Ms. Pollard has more than 22 years' experience in human resources. Prior to joining the Company, Ms. Pollard served as the general manager people and sustainability of Wesfarmers, prior to its acquisition by the Company. Prior to that, Ms. Pollard served as head of human resources of European Operations at Mylan NV, a global generic and specialty pharmaceutical company, from January 2015 to September 2017 and senior director talent acquisition and development, Europe from August 2013 to January 2015. Ms. Pollard also served as a Director, Human Relations, Australia and New Zealand at Alphapharm Pty Limited, a subsidiary of Mylan NV, from 2011 until 2013 and as Executive General Manager, Human Resources at Capral Aluminum from 2005 until 2011. Ms. Pollard earned a B.A. in Human Resources from the University of Sunderland and a post-graduate diploma in human resource management from the University of Northumbria.

Board of Directors

        Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of six directors, comprised of our Chief Executive Officer, three independent directors and two non-executive directors.

        The number of directors is fixed by our Board of Directors, subject to the terms of our certificate of incorporation and bylaws. Pursuant to our certificate of incorporation, we issued the Series A Share, which is beneficially owned by the EMG Group, through its ownership of Coronado Group LLC. Ownership of our Series A Share provides the EMG Group (or a permitted transferee thereof) with Board of Directors designation rights tied to the level of the EMG Group's aggregate beneficial ownership of shares of our common stock.

        If the EMG Group elects, by written notice to us, the EMG Group will have the sole and exclusive right to nominate and elect, voting as a separate class and to the exclusion of all other series or classes of capital stock, a number of directors representing:

  •
  a majority of the total number of directors so long as the EMG Group beneficially owns in the aggregate at least 50% of our outstanding shares of common stock;

  •
  40% of the total number of directors if the EMG Group beneficially owns in the aggregate 40% or more, but less than 50%, of our outstanding shares of common stock;

  •
  30% of the total number of directors if the EMG Group beneficially owns in the aggregate 30% or more, but less than 40%, of our outstanding shares of common stock;

  •
  20% of the total number of directors if the EMG Group beneficially owns in the aggregate 20% or more, but less than 30%, of our outstanding shares of common stock;

  •
  10% of the total number of directors if the EMG Group beneficially owns in the aggregate 10% or more, but less than 20%, of our outstanding shares of common stock.

        We will redeem our Series A Share to the fullest extent permitted by law (at a price of $1.00) if, at any time, the EMG Group no longer beneficially owns, in the aggregate, 10% or more of the outstanding shares of our common stock.

        On September 24, 2018, we entered into a Stockholder's Agreement with Coronado Group LLC, which governs the relationship between the EMG Group and us (including certain governance matters) while the EMG Group retains an interest in our ownership. Pursuant to the Stockholder's Agreement, for so long as the EMG Group has the right to nominate and elect directors as a holder of our Series A Share and any such director has been elected, the EMG Group will have the right to designate one of such directors to be included in the membership of any Committee of the Board of Directors, except to the extent that such membership would violate applicable securities laws or stock exchange or stock market rules.

        Each of our current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

Code of Business Conduct and Ethics

        Our Board of Directors has adopted a formal Code of Business Conduct and Ethics, which is applicable to all of our employees, officers and directors, including our chief executive and senior financial officers, that outlines how we expect our representatives to behave and conduct business in the workplace and includes legal compliance and guidelines on appropriate ethical standards.

        The Code of Business Conduct and Ethics is designed to:

  •
  provide a benchmark for professional behavior;

  •
  support our business reputation and corporate image within the community; and

  •
  make directors and employees aware of the consequences if they breach the Code of Business Conduct and Ethics.

        The code of business conduct and ethics is available on our website at https://coronadoglobal.com.au/corporate-governance/. We expect that any amendment to the code, or any waivers of its requirements, will be disclosed on our website. The identification of our website in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Board Leadership Structure

        Our Board of Directors is led by our Chairman. The Chairman oversees the planning of the Board of Directors' calendar and, in consultation with the other directors, schedules and sets the agenda for meetings of the Board of Directors. In addition, the Chairman provides guidance and oversight to members of management and acts as the Board of Directors' liaison to management. In this capacity, the Chairman is actively engaged on significant matters affecting us and is in regular dialogue with the Chief Executive Officer. The Chairman leads our annual general meetings of stockholders and perform such other functions and responsibilities as requested by the Board of Directors from time to time.

        While the Board of Directors retains ultimate responsibility for the strategy and performance of the Company, the day-to-day operation of the Company is conducted by, or under the supervision of, the Chief Executive Officer as directed by the Board of Directors. The Board of Directors approves corporate objectives for the Chief Executive Officer to work towards and the management team is then responsible for implementing strategic objectives, plans and budgets approved by the Board of Directors.

Director Independence

        Our Board of Directors currently consists of six members: William (Bill) Koeck, Garold Spindler, Philip Christensen, Greg Pritchard, Ernie Thrasher and Laura Tyson. Our Board of Directors has determined that each of William (Bill) Koeck, Philip Christensen and Greg Pritchard are

"independent." Our Board of Directors previously determined that Greg Martin, who served as a director until February 4, 2019, was "independent." We consider that a director is an "independent" director where that director is free from any business or other relationship that could materially interfere, or be perceived to interfere with, the independent exercise of the director's judgment. While we are not currently seeking a listing on the New York Stock Exchange, or NYSE, or any other U.S. securities exchange, we have assessed the independence of our directors with respect to the definition of independence prescribed by NYSE and the SEC, as well as the ASX Corporate Governance Principles and Recommendations.

Board Committees and Meetings

        Our Board of Directors has three standing committees: the Audit Committee, a compensation and nominating committee and a health, safety, environment and community committee. The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors. The charters of each of our committees is available on our website at https://coronadoglobal.com.au/corporate-governance/. The identification of our website in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

        The Board of Directors held 14 meetings in 2019. The Audit Committee, the compensation and nominating committee and the health, safety, environment and community committee held 4, 2 and 2 meetings, respectively, in 2019. In addition to formal meetings held, the compensation and nominating committee conducted further business by unanimous written approval. The committees receive their authority and assignments from, and report to, the Board of Directors.

        All of the current directors attended all applicable Board of Directors and committee meetings held during 2019. In addition to holding regular Board of Directors and committee meetings, the Board of Directors members and committee members also reviewed and considered matters and documents and communicated with each other apart from the meetings. Additionally, all non-management members of the Board of Directors meet separately without members of management present at every regularly scheduled Board of Directors' meeting.

        The Board of Directors does not have a formal policy with regard to directors' attendance at the annual general meeting. Last year, all directors were present in person at the annual general meeting.

Audit Committee

        Our Audit Committee consists of Messrs. Pritchard (Chair), Christensen and Koeck. Our Board of Directors has determined that each of Messrs. Pritchard, Christensen and Koeck are independent under Rule 10A-3 under the Exchange Act. Mr. Pritchard qualifies as an "audit committee financial expert" under the rules of the SEC.

        Our Audit Committee oversees our accounting and financial reporting process and the audit of our financial statements and assists our Board of Directors in monitoring our financial systems and legal and regulatory compliance. Our Audit Committee is responsible for, among other things:

  •
  financial reporting;

  •
  application of accounting policies;

  •
  financial management and corporate and governance risk management;

  •
  internal control system;

  •
  taxation and financial risk management;

  •
  business policies and practices;

  •
  compliance with applicable laws, regulations, standards and best practice guidelines; and

  •
  risks associated with transactions of strategic or routine nature.

        The Audit Committee will have the power to investigate any matter brought to its attention within the scope of its duties and the authority to retain counsel and advisors at our expense to fulfill its responsibilities and duties.

Compensation and Nominating Committee

        Our compensation and nominating committee consists of Mr. Koeck (Chair), Mr. Pritchard and Ms. Tyson. Our Board of Directors has determined that each of Mr. Koeck and Mr. Pritchard is independent under Rule 10C-1 of the Exchange Act and qualifies as a "non-employee director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act.

        Our compensation and nominating committee is responsible for developing and maintaining our compensation strategies and policies and recommends corporate governance guidelines applicable to the Board of Directors and our employees and identifies and recommends nominees for election or appointment to our Board of Directors and its committees. The responsibilities of the compensation and nominating committee include:

  •
  evaluating from time to time the performance of, and determining the remuneration of, the Chief Executive Officer and his direct reports;

  •
  recommending to the Board of Directors whether grants are to be made under any or all of our employee equity incentive plans and approving major changes in relation to the employee equity incentive plans;

  •
  approving major changes and developments in our policies and procedures related to remuneration;

  •
  reviewing and facilitating stockholder and other stakeholder engagement in relation to our remuneration policies and practices;

  •
  reviewing and recommending to the Board of Directors the size and composition of the Board of Directors including reviewing Board of Directors succession plans and the succession of the Chairman and Chief Executive Officer;

  •
  reviewing and recommending to the Board of Directors the criteria for nomination as a director and the membership of the Board of Directors more generally;

  •
  assisting the Board of Directors in relation to the performance evaluation of the Board of Directors, committees and individual directors;

  •
  ensuring that processes are in place to support director induction and ongoing education; and

  •
  developing, in consultation with management, and recommending to the Board of Directors measurable objectives for achieving gender diversity and reviewing and recommending to the Board of Directors any necessary changes on at least an annual basis.

        The compensation and nominating committee also has the power to investigate any matter brought to its attention within the scope of its duties and authority to retain counsel and advisors at our expense to fulfill its responsibilities and duties.

        The compensation and nominating committee utilizes a variety of processes for identifying and evaluating director nominees. Pursuant to the compensation and nomination committee charter:

  •
  detailed background information in relation to a potential candidate should be provided to all directors;

  •
  the identification of potential director candidates may be assisted by the use of external search organizations as appropriate;

  •
  appropriate checks should be undertaken in relation to all potential candidates (which may be assisted by the use of external organization as appropriate);

  •
  an offer of a Board of Director appointment must be made by the Chair only after having consulted all directors, with any recommendations from the compensation and nominating committee having been circulated to all directors; and

  •
  all new Board of Director appointments should be confirmed by letter in the standard format as approved by the Board of Directors or the compensation and nominating committee from time to time.

        Factors considered by the compensation and nominating committee when reviewing a potential candidate for Board of Director appointment include without limitation:

  •
  the skills, experience, expertise and personal qualities that will best complement Board of Directors effectiveness and promote Board of Directors diversity having regard to:

  •
  the Board of Directors skills matrix, which sets out the mix of skills, expertise, experience and diversity that the Board of Directors currently has or is looking to achieve in its membership; and

  •
  the existing composition of the Board of Directors; and

  •
  the capability of the candidate to devote the necessary time and commitment to the role (this involves a consideration of matters such as other Board of Directors or executive appointments) and potential conflicts of interest and independence.

        Except as may be required by rules promulgated by the SEC, there are currently no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. In evaluating the suitability of the candidates, the compensation and nominating committee takes into consideration such factors as it deems appropriate. These factors may include, among other things, issues of character, judgment, independence, expertise, length of service, other commitments and diversity. In accordance with the Company's Gender Diversity Policy, the compensation and nominating committee develops in consultation with management and recommends to the Board of Directors measurable objectives for achieving gender diversity and, on an annual basis, reviews them and recommends any changes to the Board of Directors.

        The compensation and nominating committee will consider director candidates recommended by stockholders (other than the EMG Group) if properly submitted. Stockholders wishing to suggest persons for consideration as nominees for election to the Board of Directors at the 2021 annual general meeting of stockholders may do so by providing written notice to the Secretary at the principal executive office of the Company no earlier than February 25, 2021 and no later than the close of business on March 26, 2021 (since March 27, 2021 falls on a Saturday). Assuming that a properly submitted stockholder recommendation for a potential nominee is received and appropriate biographical and background information is provided, the compensation and nominating committee and the Board of Directors will follow the same process and apply the same criteria as they do for candidates submitted by other sources in accordance with the compensation and nomination committee charter.

        See "—Board of Directors" for information regarding the director nomination and election rights of the EMG Group.

Health, Safety, Environment and Community Committee

        Our Board of Directors also maintains a standing committee on health, safety, environment and community, or HSEC committee, which consists of Messers. Christensen (Chair), Pritchard and Thrasher. Our Board of Directors has determined that Messers. Christensen and Pritchard are independent.

        Our HSEC committee is responsible for, among other things:

  •
  monitoring our performance on health, safety, environment and community, or HSEC, matters;

  •
  monitoring the establishment of appropriate HSEC objectives, and the strategies in place to meet these objectives;

  •
  overseeing and monitoring the establishment, operation and implementation of our HSEC policies and procedures, and considering their alignment with our values and risk appetite;

  •
  reviewing HSEC risks and issues, and action plans put in place to seek to minimize current risks and prevent incidents;

  •
  evaluating the adequacy and effectiveness of the identification and management of HSEC and social risks and its disclosure of any material exposures to those risks; and

  •
  monitoring our performance in regard to the HSEC consequences of decisions and actions, including impacts on employees, third parties, communities and our reputation.

        The HSEC committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain independent counsel and independent advisors at our expense for any matter related to the fulfillment of its responsibilities and duties.

Other Committees

        Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time.

Stockholder Communications

        Stockholders may send written communications to the Board of Directors or any one or more of the individual directors by mail to Coronado Global Resources Inc., Level 33, Central Plaza One, 345 Queen Street, Brisbane Qld 4000. Any stockholder who wishes to send a written communication to any member of the Board of Directors may do so in care of our Secretary, who will forward any communications directly to the Board of Directors or the individual director(s) specified in the communication.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This compensation and discussion analysis section discusses our principles underlying the policies and decisions with respect to the compensation of our NEOs for the fiscal year ended December 31, 2019:

NAME	POSITION
Garold Spindler	Managing Director and Chief Executive Officer
Ayten Saridas	Group Chief Financial Officer
James Campbell	President and Chief Operating Officer
Richard Rose	Vice President, Chief Legal Officer and Secretary
Emma Pollard	Vice President, People and Culture

Executive Summary

        Our NEOs' compensation for 2019 was structured to align the interests of our NEOs and our stockholders, attract and retain suitably qualified NEOs and incentivize them to create sustainable performance.

        The following summarizes how the Company performed and its key accomplishments during 2019:

  •
  Safety:  In Australia, the 12-month rolling average Total Reportable Injury Frequency Rate, or TRIFR, at the end of the quarter was 6.5. In the United States, the Total Reportable Incident Rate, or TRIR, for the 12-month rolling average period was 2.14. The Company's safety performance has outperformed the national average in both Australia and the United States.

  •
  Production:  Total saleable coal production of 20.2 million metric tons for 2019 was in line with the 2018 year.

  •
  Adjusted EBITDA:  For the year ended December 31, 2019 the Company achieved Adjusted EBITDA of $634.2 million compared to the pro forma Adjusted EBITDA for the year ended December 31, 2018 of $598.6 million. Adjusted EBITDA is a non-generally accepted accounting principle, or non-GAAP, measure. For a complete discussion of, and reconciliation of, Adjusted EBITDA to the relevant GAAP measure, see Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" on pages 74 and 86 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on February 24, 2020.

  •
  Dividends and Capital Return:  The Company paid dividends and returned capital totaling $696.1 million to stockholders and CDI holders on the ASX during 2019.

2019 Key Compensation Decisions and Actions

        In determining the compensation of the executive officers, the compensation and nominating committee takes into account current compensation levels, peer group benchmarking, and, other than with respect with to his own compensation, also considers recommendations of the Chief Executive Officer, which are based primarily on Company and individual performance as well as competitive market data. The compensation and nominating committee uses these factors to provide context within which to assess the significance of comparative market data and to differentiate the level of target compensation among our NEOs.

        Our key compensation decisions and actions relating to our NEOs' compensation for 2019 included the following:

        Base salary:    Base salary is a fixed element of compensation that is intended to attract and retain executives. After carrying out detailed benchmarking of pay levels, increases were made to the base salaries of some of our NEOs during 2019.

        We approved base salary increases for our Chief Executive Officer, Chief Legal Officer and Vice President, People and Culture, which took effect on October 1, 2019. The base salary increase for our Group Chief Financial Officer took effect on July 1, 2019. Our Group Chief Financial Officer's salary increase went into effect earlier than those of the other NEOs because she had not yet received a pay increase since she began her employment with us in June 2018. The compensation and nominating committee approved these base salary increases after considering all of the factors described above.

        The table below sets out the base salaries of our NEOs at December 31, 2019, using the average exchange rate for 2019, which was approximately A$1.00 to US$0.70.

Name	Position	As at December 31, 2019	As at December 31, 2018
Garold Spindler	Chief Executive Officer	$1,250,000	$1,000,000
Ayten Saridas	Group Chief Financial Officer	$528,593 ($A760,000)	$465,996 (A$670,000)
James Campbell	Chief Operating Officer	$650,000	$650,000
Richard Rose	Chief Legal Officer	$400,000	$331,800
Emma Pollard	Vice President, People and Culture	$306,027 (A$440,000)	$284,202 (A$380,000)

        2019 Short Term Performance Incentive:    Our STI plan is an at-risk, variable component of our NEOs' compensation and is aligned to the Company's and the individual NEO's performance goals. The performance of the Company and the efforts and individual contributions made by the NEOs in 2019 reflects an average payout of 82.6% of maximum short term incentive for our NEOs.

        Performance Bonus:    We paid our Chief Executive Officer a discretionary cash bonus of $600,000 in December of 2019 in recognition of the Company's strong safety and financial performance in 2018. The amount was determined in roughly the same proportion to his base salary as prior bonuses for most of our other NEOs were determined in relation to their base salaries. This discretionary cash bonus for our Chief Executive Officer is reported in the "Bonus Column" of the Summary Compensation Table for 2019. We paid our Vice President, People and Culture a discretionary cash bonus of $45,991 in March of 2019 in recognition of the Company's strong financial performance and Ms. Pollard's individual contribution in 2018.

Compensation Philosophy and Objectives

        Our compensation and nominating committee, discussed in more detail below, set forth the following overall objectives of our executive compensation framework:

  •
  Ensuring our compensation structures are equitable and aligned with our and our stockholders' long-term interests;

  •
  Attracting and retaining skilled executives; and

  •
  Structuring short-term and long-term incentives that encourage high performance, are challenging and are linked to the creation of sustainable stockholder returns.

        Executive compensation structures are designed to align the interests of stockholders with compensation outcomes by taking into account the performance of the company, the capability and experience of executives, and current economic and industry circumstances. Further, four aspirational principles generally guide our decisions about executive compensation:

  •
  Fairness:  provide a fair level of reward to all executives.

  •
  Transparency:  build a culture of achievement by transparent links between reward and performance.

  •
  Alignment:  promote mutually beneficial outcomes by aligning executive, customer and stockholder interests.

  •
  Our culture:  drive leadership performance and behaviors that create a culture that promotes safety, diversity and employee engagement.

        Accordingly, we have designed our executive compensation program to reward our executives for achieving annual and long-term (three-year) financial and business goals that relate to the aforementioned principles. Specifically, the amount of incentive compensation received by our NEOs is directly related to performance against goals such as safety, production, EBITDA metrics, growth, share price performance and cash costs per metric ton as described in more detail below.

Elements of Executive Compensation

  Base Salary

        Our executives are offered a base salary that comprises the fixed component of their compensation. Base salary is paid in order to attract and retain high-quality and experienced individuals, meet competitive salary norms and reward performance on an annual basis. Base pay for executives is reviewed annually and may be increased if appropriate. There are no guaranteed base salary increases included in any of our executives' contracts. In setting base salaries and approving base salary increases, consideration is given to each executive's position, prior experience and qualifications and competitive compensation data we review for similar positions within our industry. We also consider competitive industry norms when determining how to allocate between cash and non-cash compensation for our NEOs. The industry comparisons are used for guidance purposes only. It is the intention of the compensation and nominating committee to pay base salaries to our NEOs that are commensurate with their qualifications and demonstrated performance.

        For details regarding our 2019 base salary increases, see the "Executive Summary" section above.

  Short-Term Performance Incentives

        We created our Short-Term Incentive Plan, or STI Plan, to provide our executive officers with rewards for outstanding performance against short-term goals. The initial performance period under our STI Plan was from October 1, 2018 until December 31, 2019 and will correspond with our 12-month fiscal year thereafter. For the performance period ending December 31, 2019 under our STI Plan, bonus arrangements were based on both the achievement of Company performance goals, including safety, production and Adjusted EBITDA metrics and individual performance goals, which were agreed on an individual basis based on the individual's defined roles and responsibilities within our Company. We believe that paying such cash bonuses:

  •
  ensures our executive compensation structures are equitable and aligned with our interests and those of our stockholders;

  •
  attracts and retains skilled executives; and

  •
  challenges both us and our executives to create sustainable stockholder returns.

        The amount of short-term incentive, or STI, award that each participant becomes entitled to each year (if any) is determined by our Board of Directors and the compensation and nominating committee based on the achievement of the set financial and non-financial performance targets. For the performance period ended December 31, 2019, executives had a portion of their performance measured against predetermined targets and the other portion was based on individual performance. The STI targets for fiscal year ending December 31, 2019 were based on safety, production and Adjusted EBITDA metrics, as follows:

Metrics	Weighting		STI Award (75%)	STI Award (100%)	Actual FY2019 Results	Resulting Percentage of Maximum Opportunity
1 Safety	30%	AU (15%)	10% reduction in TRIFR compared to prior year 3.02	20% reduction in TRIFR compared to prior year 2.68	6.5	—
		US (15%)	TRIR = 80% of national average 2.5	TRIR = 60% of national average 1.87	2.14	13.39%
2 Production	35%	All	21.7mt	22.3mt	20.2	—
3 Adjusted EBITDA(1)	35%	All	US$737m	US$980m	US$634m	—
Total						13.39%

(1)
For a complete discussion of, and reconciliation of, Adjusted EBITDA to the relevant GAAP measure, see Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" on pages 74 and 86 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on February 24, 2020.

        There were not specific personal goals and targets set for our NEOs for 2019. The Chief Executive Officer provided the compensation and nominating committee with his analysis of the individual performance of our NEOs other than himself. The chart below highlights the most significant performance factors that were considered for our NEOs other than our Chief Executive Officer:

NEO	Principal Performance Factor
James Campbell	Cost reduction
Ayten Saridas	Debt restructuring
Richard Rose	Regulatory and capital markets compliance/initiatives
Emma Pollard	Development and implementation of strategic HR programs and emergency planning

        The compensation and nominating committee assesses the individual performance of the Chief Executive Officer. Their assessment is based on achievement of short-term financial, strategic and operational performance goals, which ultimately lead to favorable long-term operating results and contribute to the overall value of the Company.

        The following table shows the details of the payments made to our NEOs under the 2019 STI plan, based on their maximum payout (as a percentage of base salary) multiplied by the maximum payout percentage of 13.39% for Group results, in addition to the percentage achievement of each

NEO's individual performance for which the compensation and nominating committee chose to assign more weight based on its review of overall individual and Company performance.

NEO	Maximum Opportunity Percentages (as a % of Base Salary)	Maximum Payout Opportunity	STI Plan Payout Score (% of Maximum Opportunity)	Actual Payout
Garold Spindler	100%	$1,250,000	84.39%	$1,054,875
Ayten Saridas	50%	$264,297	79.84%	$211,015
James Campbell	50%	$325,000	84.39%	$274,278
Richard Rose	50%	$200,000	77.47%	$154,940
Emma Pollard	50%	$153,014	75.65%	$115,755

        Any award of STI to Mr. Spindler, Mr. Campbell and Ms. Saridas, if earned, will be delivered as follows:

  •
  50% will be delivered in cash after the release of our audited full-year financial results; and

  •
  50% will be deferred for 12 months. The deferred component of the STI award will be delivered as restricted stock units, or RSUs, that will vest after the release of our audited full-year financial results for the year following the year of the award (e.g., the RSUs for the fiscal year ended December 31, 2019 STI deferred component will be granted following the release of the Company's audited full-year financial results for fiscal year ending December 31, 2019 and will vest following release of our audited full-year financial results for fiscal year ending December 31, 2020).

        Any award of STI to Mr. Rose and Ms. Pollard will be delivered in cash without any deferral.

        The following table outlines the maximum STI opportunity for each of our NEOs:

NEO	Maximum STI Opportunity
Garold Spindler	100% of base salary
James Campbell	50% of base salary
Ayten Saridas	50% of fixed annual remuneration
Richard Rose	50% of base salary
Emma Pollard	50% of fixed annual remuneration

        As an employee, Mr. Spindler is the only director who is entitled to participate in the STI Plan, including with respect to the grant of RSUs under deferral arrangements. The compensation and nominating committee and our Board of Directors retain the right to exercise discretion not to award an STI where the participant has ceased employment with us or one of our entities during the performance period, or in limited other cases, including if a financial restatement is required or in cases of employee misconduct.

  Long-Term Performance Incentives

        In connection with the Australian IPO, we established the Coronado Global Resources Inc. 2018 Equity Incentive Plan, or the Equity Incentive Plan, which allows us to grant equity awards to our consultants and employees. The objective of our Equity Incentive Plan is to foster sustained long-term performance and longer-term growth in stockholder value, while maintaining a total compensation opportunity that enables us to retain, attract and motivate qualified and high-performing executives. The Equity Incentive Plan was approved by our Board of Directors on September 21, 2018. The total number of shares that are available for awards under the Equity Incentive Plan is such maximum amount permitted by law and the ASX Listing Rules. As an employee director, Mr. Spindler is the only director who is entitled to participate in the grant of securities under the Equity Incentive Plan.

        The initial grants made to our NEOs under our Equity Incentive Plan in 2018 consisted of performance stock units, or PSUs, and option awards. The portions of these awards that are eligible to vest are determined by our Board of Directors and the compensation and nominating committee based on our relative total stockholder return and a scorecard, or the LTI Scorecard, set by our Board of Directors and our compensation and nominating committee.

        The LTI Scorecard goals are determined and approved by our Board of Directors at the beginning of the performance period, taking into account budgeted cost forecasts, business plans and strategy. For the initial grants made to our NEOs in 2018, our LTI Scorecard consisted of four equally-weighted performance measures based on the following categories:

  •
  safety;

  •
  production;

  •
  our percentile ranking of total stockholder return, or TSR, relative to a peer group of similar companies; and

  •
  cash costs per metric ton.

        The performance metrics are measured over a predetermined performance period, which is from January 1, 2019 to December 31, 2021.

        Our peer group for the relative TSR metrics for the performance period January 1, 2019 to December 31, 2021, consists of the following companies: New Hope Corporation Limited, Peabody Energy Corporation, Arch Coal, Warrior Met Coal, Inc., Contura Energy, Inc., BHP Group Limited (formerly BHP Billiton), South32 Limited, Yancoal Australia Ltd, Whitehaven Coal Ltd, Fortescue Metals Group Limited, Oz Minerals Limited, Evolution Mining Ltd, Rio Tinto Limited, Mineral Resources Limited, Newcrest Mining Limited, Saracen Mineral Holdings Limited, Sandfire Resources NL, Independence Group NL, Syrah Resources Ltd, Western Areas Ltd, Northern Star Resources Ltd, Teck Resources Limited, Anglo American Capital Plc and Vale S.A.

        We did not make any grants under the Equity Incentive Plan in the year ended December 31, 2019.

  Management Incentive Units

        In order to generate positive returns for Coronado Group LLC, prior to the Australian IPO, certain of our NEOs were granted management incentive units, or MIUs, in Coronado Group LLC. Some MIUs were granted as part of the employee's hiring arrangements (for example, in the case of Mr. Rose), while others were granted based on performance. Each MIU entitles the holder to a right to receive a portion of the distributions made by Coronado Group LLC. We currently do not intend to grant further MIUs to our management team in the future. For more information regarding the MIUs, see "Coronado Group LLC Management Incentive Units" below.

  Post-Employment Compensation

        In connection with our Australian IPO, we entered into employment agreements with our NEOs. Under these agreements, we formalized the post-employment compensation arrangements for our NEOs. Upon termination of employment without cause or a resignation for good reason, our NEOs are entitled to receive certain severance payments and other benefits. In determining whether to approve, and in setting the terms of such severance arrangements, our compensation and nominating committee and our Board of Directors recognize that executives, especially highly-ranked executives, often face challenges securing new employment following termination. Severance amounts for termination without cause or a resignation for good reason would be as follows: for our Chief Executive Officer, Chief Operating Officer and Chief Legal Officer, base annual salary over the prior 12 months paid in a lump sum six months following the date of termination; and for our Group Chief Financial Officer, six months continuance of her fixed annual salary. Our Vice President, People and Culture is not contractually entitled to post-employment compensation. In the event of a termination as a result of redundancy, our Vice President, People and Culture is entitled to three weeks of her fixed annual salary for every year of service.

        In addition to these amounts, certain of our NEOs will also receive post-employment payments in connection with complying with the non-compete and non-solicitation covenants contained in their employment agreements. Payment would be made, in exchange for the provision of consultation services by such NEOs, to our Chief Executive Officer, Chief Operating Officer and Chief Legal Officer in the amount equal to 50% of each officer's base annual salary in 12 monthly payments, for a one-year period following termination of such officer's employment.

  Change in Control Compensation

        To provide our NEOs with some financial security in the event their employment with our organization is terminated without cause or under certain circumstances following a change in control, a portion of certain of our equity-based awards for our NEOs may vest, as determined by our compensation and nominating committee in its sole discretion. For more information about the change in control agreements with our NEOs, see "Potential Payments upon a Change in Control" below.

  Other Compensation

        As required by Australian law, we contribute to standard defined contribution superannuation funds on behalf of all Australian employees (including Ms. Saridas and Ms. Pollard). Superannuation is a compulsory savings program whereby employers are required to pay a portion of an employee's compensation to an approved superannuation fund that the employee is typically not able to access until they are retired. Superannuation is contributed up to a maximum amount of the lesser of 9.5% of each such employee's salary or the quarterly maximum contribution required under the Superannuation Guarantee (Administration) Act 1992 (Cth), which was $14,536.90 (A$20,767) for 2019. We permit employees to choose an approved and registered superannuation fund into which the contributions are paid.

        Our NEOs in Australia participate in our superannuation plan on the same statutory basis as all other employees.

        Our NEOs located in the United States receive matching 401(k) contributions. We aim to match contributions at a market-appropriate level, which was a rate of 4% for fiscal year ended December 31, 2019.

        For certain of our NEOs, we also pay for insurance premiums, relocation expenses, vehicle allowances and parking expenses. Additionally, we pay for housing costs for our Chief Executive Officer and Group Chief Financial Officer in Australia. We pay such perquisites in order to be competitive with industry norms.

Compensation Consultants

        In 2019, we engaged Guerdon Associates to review compensation arrangements, such as the long-term and short-term incentive compensation plans, and to carry out formal benchmarking of remuneration levels against selected peers for each of our NEOs. The composition of the peer group for benchmarking is reviewed each year to ensure that the inclusion of each company is appropriate. This determination is based on a variety of factors, including whether a company is a direct industry peer, is of similar size (as measured by revenue, assets, market capitalization and enterprise value), scope and/or complexity, and whether it is a competitor with the Company for executive and managerial talent.

        The compensation and nominating committee selected the following companies (collectively referred to as the "peer group") based on the recommendation of Guerdon Associates.

Alliance Resource Partners	Hecla Mining	Regis Resources
Alumina	Iluka Resources	Reliance Steel & Aluminum
Arch Coal	Incitec Pivot	Royal Gold
Beach Energy	Independence Group	Saracen Mineral Holdings
BlueScope Steel	Kaiser Aluminum	Seven Group Holdings
Carpenter Technology	Lynas	Sims Metal Management
Champion Iron	Materion	St Barbara
Coeur Mining	Mineral Resources	Unites States Steel
Commercial Metals	Mount Gibson Iron	Warrior Met Coal
Compass Minerals Int	New Hope	Washington H Soul Pattinson
Contura Energy	Northern Star Resources	Whitehaven Coal
Enviva Partners	OZ Minerals	Worthington Industries
Evolution Mining	Peabody Energy	Yancoal Australia
GWA Group	Pilbara Minerals

        Not all of these companies were used in the benchmarking process of each NEO, but instead a specified subset of the peer group was created for each NEO depending on the NEO's role and location. The compensation and nominating committee does not target a particular percentile within the peer group in setting an NEO's compensation but uses the peer group compensation data as one of several factors in determining the form and amount of compensation.

Clawback Policy

        All awards granted under the Equity Incentive Plan will be subject to recoupment under our clawback policy in the event our Board of Directors determines that (A) a participant has (i) acted fraudulently or dishonestly, (ii) engaged in gross misconduct, (iii) engaged in an act which has brought us into disrepute, (iv) breached his or her duties or obligations to us or (v) been convicted of an offense or has a judgment entered against them in connection with our affairs; (B) there is a material misstatement or omission in our financial statements or any other circumstance which would affect our financial soundness or require a restatement of our financial accounts; (C) a participant's awards vest or may vest as a result of the fraud, dishonesty or breach of duties or obligations of any other person and, in the opinion of our Board of Directors, the awards would not have otherwise vested; or (D) we are required by or entitled under law or Company policy to reclaim remuneration from a participant.

        In the event of a recoupment, our Board of Directors may determine that any of the following held by or on behalf of the participant will lapse or deem to be forfeited: (i) unvested awards, (ii) vested but unexercised awards, (iii) RSUs, (iv) restricted shares and/or (v) CDIs or shares allocated under the Equity Incentive Plan.

        Additionally, our Board of Directors may determine that a participant must pay or repay us as a debt: (i) all or part of the net proceeds of sale where CDIs or shares allocated under the Equity Incentive Plan have been sold, (ii) any cash payment received on vesting of awards or in lieu of an allocation of CDIs or shares and/or (iii) any dividends received in respect of CDIs or shares allocated under the Equity Incentive Plan.

        Our Board of Directors may specify in an award agreement additional circumstances in which a participant's entitlement to awards may be reduced or extinguished.

        With respect to awards granted pursuant to the STI Plan, only those awards granted to the following NEOs are subject to the clawback policy: Mr. Spindler, Mr. Campbell and Ms. Saridas.

Hedging Policy

        We maintain a hedging policy, as part of our Securities Dealing Policy, that applies to our non-employee directors, executives, officers, employees, contractors and consultants. Under our policy, hedging includes entering into any arrangements that operate to limit the economic risk associated with holding our securities. We prohibit the practice of hedging any of our securities acquired under any employee, executive or director equity plan operated by us prior to vesting. Under our policy, our securities must never be hedged while they are subject to a holding lock or restriction on dealing under the terms of an employee, executive or director equity plan operated by us.

Overview of the Compensation Process

        As described above, the composition of compensation for our executive officers includes: base salary, short-term performance incentives, long-term performance incentives, post-employment or change in control based compensation, contributions to superannuation or 401(k) funds and, as appropriate, other associated remuneration in accordance with industry norms. The elements of executive compensation are discussed at the meetings of our compensation and nominating committee. The compensation and nominating committee meets as often as the members deem necessary, with the intent to meet approximately once each quarter. Responsibilities of the compensation and nominating committee include:

  •
  evaluating from time to time the performance of, and determining the compensation of, our Chief Executive Officer and his direct reports;

  •
  recommending to our Board of Directors whether grants are to be made under any or all of our employee equity incentive plans and approving major changes in relation to employee equity incentive plans;

  •
  approving major changes and developments in our policies and procedures related to compensation;

  •
  ensuring that compensation of our directors and executives are competitive within the market and appropriate to attract and retain talented directors and executives;

  •
  reviewing and recommending compensation arrangements for the chair of our Board of Directors and the non-executive directors of our Board of Directors including fees, travel and other benefits; and

  •
  reviewing and facilitating stockholder and other stakeholder engagement in relation to our compensation policies and practices.

        Under its charter, the compensation and nominating committee must consist of a minimum of three non-executive directors, a majority of independent directors and an independent director as chair of the compensation and nominating committee. Non-committee members, including members of management, may attend the compensation and nominating committee meetings at the invitation of the compensation and nominating committee chair.

Compensation and Nominating Committee Report

        The compensation and nominating committee has reviewed and discussed with management the foregoing "Compensation Discussion and Analysis" and, based on such review and discussion, the compensation and nominating committee recommended to our Board of Directors that the "Compensation Discussion and Analysis" be included in this proxy statement.

Members of the compensation and nominating committee:

William (Bill) Koeck, Chairman
Greg Pritchard
Laura Tyson

Summary Compensation Table

        The following table sets forth information regarding the compensation of our NEOs for the fiscal year ended December 31, 2019. Our current Group Chief Financial Officer, Ms. Ayten Saridas, and Vice President, People and Culture, Ms. Emma Pollard, are employed by Curragh Queensland Mining Pty Ltd, or Coronado Queensland, a wholly owned Australian domiciled subsidiary of Coronado Global Resources Inc. As a result, their compensation is earned and paid in Australian dollars, or A$. All other NEOs are paid in U.S. dollars. The salaries, bonuses and amounts disclosed as "all other compensation" set out below for the fiscal year ended December 31, 2019 for each of Ms. Saridas and Ms. Pollard is presented in U.S. dollars using the average exchange rate for the fiscal year ended December 31, 2019, which was approximately A$1.00 to US$0.70. PSUs and options issued with a grant date fair value in A$ have been translated into US$ using the spot exchange rate as at the date of grant (October 23, 2018), which was approximately A$1.00 to US$0.71.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Garold Spindler	2019	1,064,886	600,000	—	—	1,054,875	43,513	2,763,274
Chief Executive Officer	2018	921,347	—	189,033	97,197	—	50,182	1,257,759
Ayten Saridas	2019	497,294	—	—	—	211,015	15,049	723,358
Group Chief Financial	2018	269,080	187,018	67,499	34,963	—	18,155	576,715
Officer
James Campbell	2019	650,407	—	—	—	274,278	27,236	951,921
President and Chief	2018	626,763	350,000	122,872	63,646	—	39,915	1,203,196
Operating Officer
Richard Rose	2019	348,319	—	—	—	154,940	23,914	527,173
Vice President, Chief	2018	318,019	155,000	21,952	11,371	—	40,726	547,068
Legal Officer &
Secretary
Emma Pollard	2019	272,990	45,991	—	—	115,755	6,955	441,691
Vice President, People	2018	267,072	39,342	15,313	7,932	—	7,335	336,994
and Culture

(1)
For Ms. Saridas and Ms. Pollard, their reported salary amounts are inclusive of government-mandated superannuation contributions of 9.5% of their respective base salaries.

(2)
The amounts reported reflect payment earned for the performance for the fiscal year ended December 31, 2019. The amounts reported in 2019 for Mr. Spindler and Ms. Pollard also include payment earned in relation to performance for the fiscal year December 31, 2018 paid in 2019 of $600,000 and $45,991 respectively.

(3)
No stock awards were granted to NEOs during the year ended December 31, 2019.

(4)
No options awards were granted to the NEOs during the year ended December 31, 2019.

(5)
For each of Mr. Spindler, Ms. Saridas and Mr. Campbell, 50% of such individual's award was paid in cash and the remaining 50% of such individual's award's value was granted in the first quarter of fiscal year 2020 in the form of RSUs that will vest after the release of the Company's audited full year 2020 financial results in early 2021. For each of Mr. Rose and Ms. Pollard, 100% of such individual's award was paid in cash without any deferral.

(6)
The amount reported for Mr. Spindler includes a 401(k) matching contribution paid by the Company ($11,200), Company-paid basic life and accidental death and dismemberment insurance ($323) and Company-paid housing in Brisbane ($31,990). The amount reported for Ms. Saridas includes Company-paid housing in Brisbane from October 2019 ($8,094) and Company-paid parking ($6,955). The amount reported for Mr. Campbell includes a 401(k) matching contribution paid by the Company ($11,200), Company-paid vehicle allowance ($14,400), medical insurance reimbursement ($1,171) and Company-paid basic life and accidental death and dismemberment insurance ($465). The amount reported for Mr. Rose includes a 401(k) matching contribution by the company ($11,200), Company-paid vehicle allowance ($12,000) and Company-paid basic life and accidental death and dismemberment insurance ($714). The amount reported for Ms. Pollard includes Company-paid parking ($6,955).

2019 Grants of Plan-Based Awards Table

        There were no grants made during the fiscal year ended December 31, 2019. STI and equity awards for the period including fiscal year 2019 were granted during fiscal year 2018 as previously reported.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

        Garold Spindler.    On September 21, 2018, we entered into an employment agreement with Mr. Spindler to govern his continued employment as our Chief Executive Officer. Under Mr. Spindler's employment agreement, his initial annual base salary was $1,000,000. Mr. Spindler's current annual base salary is $1,250,000. The agreement also provides that Mr. Spindler is entitled to participate in all short-term incentive and long-term incentive plans offered by us. Mr. Spindler's employment will terminate automatically on December 31, 2020. However, each year the automatic end date will automatically extend to December 31 of the following year, if neither party gives notice of termination on or before September 30 of the year in which the automatic end date is scheduled to occur. Mr. Spindler's employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of one year following termination of his employment, except in the case of a termination for "good reason" (as defined in Mr. Spindler's employment agreement). In order to enforce the restrictive covenants included in his employment agreement, we are required to pay Mr. Spindler 50% of his then-current base salary in equal installments for the duration of the non-competition period. See "—Potential Payments Upon Termination" for severance and other termination payment provisions applicable to Mr. Spindler.

        Ayten Saridas.    On August 31, 2018, Coronado Queensland entered into a revised employment agreement with Ms. Saridas to govern her continued employment as the Group Chief Financial Officer. Under Ms. Saridas' employment agreement, her initial annual base salary was $465,996 (A$670,000). Ms. Saridas' current annual base salary is $528,593 (A$760,000). The agreement also provides that Coronado Queensland will contribute to standard defined contribution superannuation funds on Ms. Saridas' behalf, as required by Australian law, up to a maximum amount of the lesser of 9.5% of her earnings or the quarterly maximum contribution required under the Superannuation Guarantee (Administration) Act 1992 (Cth), which was $14,536.90 (A$20,767) for 2019. The agreement also provides that Ms. Saridas may be eligible to participate in incentive arrangements offered by Coronado

Queensland or us. Ms. Saridas' employment can be terminated by either her or Coronado Queensland by giving the other party three months written notice (or by Coronado Queensland making payment in lieu of part or all of her notice period). Ms. Saridas' employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of 12 months following termination of her employment. See "—Potential Payments Upon Termination" for the severance provisions applicable to Ms. Saridas.

        James Campbell.    On September 21, 2018, we entered into an employment agreement with Mr. Campbell to govern his continued employment with us as our President and Chief Operating Officer. Under Mr. Campbell's employment agreement, his annual base salary is $650,000. Mr. Campbell's employment agreement provides that he is entitled to participate in all short-term incentive and long-term incentive plans offered by us. Mr. Campbell's employment will terminate automatically on December 31, 2020. However, each year the automatic end date will automatically extend to December 31 of the following year, if neither party gives notice of termination on or before September 30 of the year in which the automatic end date is scheduled to occur. Mr. Campbell's employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of one year following termination of his employment except in the case of a termination for "good reason" (as defined in Mr. Campbell's employment agreement). In order to enforce the restrictive covenants included in his employment agreement, we are required to pay Mr. Campbell 50% of his then-current base salary in equal installments for the duration of the non-competition period in addition to any severance payments to which he may be entitled. See "—Potential Payments Upon Termination" for the severance and other termination payment provisions applicable to Mr. Campbell.

        Richard Rose.    On December 20, 2018, we entered into an employment agreement with Mr. Rose to govern his continued employment with us as Vice President, Chief Legal Officer and Secretary. Under Mr. Rose's employment agreement, his initial annual base salary was $331,800. Mr. Rose's current annual base salary is $400,000. The agreement also provides that Mr. Rose is entitled to participate in all short-term incentive and long-term incentive plans offered by us. Mr. Rose's employment will terminate automatically on December 31, 2020. However, each year the automatic end date will automatically extend to December 31 of the following year, if neither party gives notice of termination on or before September 30 of the year in which the automatic end date is scheduled to occur. Mr. Rose's employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of one year following termination of his employment, except in the case of termination for "good reason" (as defined in Mr. Rose's employment agreement). In order to enforce the restrictive covenants included in his employment agreement, we are required to pay Mr. Rose 50% of his then-current base salary in equal installments for the duration of the non-competition period. See "—Potential Payments Upon Termination" for the severance and other termination payment provisions applicable to Mr. Rose.

        Emma Pollard.    On October 18, 2018, Coronado Queensland entered into an employment agreement with Ms. Pollard to govern her continued employment as our Vice President, People and Culture. Under Ms. Pollard's employment agreement with Coronado Queensland, her initial annual base salary was $284,202 (A$380,000). Ms. Pollard's current annual base salary is $306,027 (A$440,000). The agreement also provides that we will contribute to standard defined contribution superannuation funds on Ms. Pollard's behalf, as required by Australian law, up to a maximum amount of the lesser of 9.5% of her earnings or the quarterly maximum contribution required under the Superannuation Guarantee (Administration) Act 1993 (Cth), which was $14,536.90 (A$20,767) for 2019. Pursuant to her employment agreement, Ms. Pollard may be eligible to participate in incentive arrangements offered by Coronado Queensland or the Group. Ms. Pollard's employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of 12 months following termination.

        Ms. Pollard's employment can be terminated by either Ms. Pollard or Coronado Queensland giving the other party four weeks written notice (or if we make a payment in lieu of part or all of her notice period). In the event Ms. Pollard terminates her employment without required notice, she must pay us an amount equal to her compensation for the balance of the notice period not served. Coronado Queensland is entitled to terminate Ms. Pollard's employment immediately without notice in certain circumstances, including if she engages in serious or willful misconduct, engages in any other conduct which in our reasonable opinion is likely to adversely affect Coronado Queensland's reputation and/or her ability to effectively perform her duties, or is unwilling or unable to properly and effectively perform her duties.

Equity Incentive Plan (for Employees and Consultants)

        We maintain the Equity Incentive Plan, which was adopted by our Board of Directors on, and effective as of, September 21, 2018.

        The purpose of the Equity Incentive Plan is to attract, retain and motivate key employees and consultants, to align the interests of such persons with our stockholders and to promote ownership of our equity. Employees and consultants are eligible for awards under the Equity Incentive Plan.

        Pursuant to the Equity Incentive Plan, we may grant stock options (including "incentive stock options" as defined in Section 422 of the Code), stock appreciation rights, restricted shares or CDIs, RSUs, dividend equivalent rights, and performance-based awards or other equity-based or equity-related awards (including PSUs), that the compensation and nominating committee determines to be consistent with the purposes of the Equity Incentive Plan and our interests.

Coronado Group LLC Management Incentive Units

        Under the Coronado Group LLC agreement (as amended, effective October 23, 2018), 2,900 MIUs were designated and authorized for issuance to certain members of management to motivate and retain senior management. The plan is designated to allow key members of management to share in the profits of the Company after certain returns are achieved by the equity investors. The MIUs constitute "profit interests" for the benefit of senior management in consideration of services rendered and to be rendered. At December 31, 2019, 2,900 MIUs were outstanding.

        Coronado Coal LLC and Coronado II LLC merged to form Coronado Group LLC in July 2015. Coronado IV LLC was merged into Coronado Group LLC on June 30, 2016. Under the updated formation agreement dated June 30, 2016, the 2,500 designated and authorized units under the initial formation of Coronado Group LLC were replaced by these new units.

        The management incentive units are comprised of three tiers, which entitle the holders to receive distributions from Coronado Group LLC subordinate to the distributions to be received by Members. As of December 31, 2019, a portion of the authorized units had been allocated to various members of Coronado management including Mr. Spindler, Mr. Campbell and Mr. Rose. Mr. Spindler holds 41% of MIUs on issue and also holds 1.0386% of class A units, reflecting his capital contribution. Mr. Campbell holds 35% of MIUs on issue and also holds 0.2464% of class A units, reflecting his capital contribution. Mr. Rose holds 2% of MIUs on issue.

Outstanding Equity Awards at 2019 Fiscal Year-End Table

        The following table provides information as of December 31, 2019 regarding equity awards, including unexercised stock options that had not vested, for each of the NEOs, using the December 31, 2019 spot exchange rate, which was approximately A$1.00 to US$0.70.

					Stock Awards
		Option Awards
					Equity Incentive Plan Awards: Number of Unearned Shares or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(4)
Name	Grant date	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(1)	Option Exercise Price ($)(2)	Option Expiration Date
Garold Spindler	10/23/2018	58,636	28.42	10/23/28	17,591	273,012
Ayten Saridas	10/23/2018	20,937	28.42	10/23/28	6,281	97,481
James Campbell	10/23/2018	38,113	28.42	10/23/28	11,434	177,456
Richard Rose	10/23/2018	6,809	28.42	10/23/28	2,042	31,692
Emma Pollard	10/23/2018	4,750	28.42	10/23/28	1,425	22,116

(1)
Depending upon the achievement of certain performance measures including our relative total stockholder return and other LTI Scorecard metrics (detailed above) and subject to certain conditions, the options will vest on the one-year anniversary (and no later than March 23, 2023) following the date upon which the achievement of performance metrics are determined (which will follow the release of our audited full-year financial results for the financial year ended December 31, 2021). Award amounts are shown in shares of our common stock. Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial shares.

(2)
The exercise price is calculated based on the exercise price of our CDIs on the date of grant multiplied by ten to account for the ten CDIs that represent one share of our common stock.

(3)
PSUs were granted on October 23, 2018. Depending upon the achievement of certain performance measures including our relative total shareholder return and other LTI Scorecard metrics (detailed above) and subject to certain conditions, the PSUs will vest on the one-year anniversary (and no later than March 23, 2023) following the date upon which the achievement of performance metrics are determined (which will follow the release of our audited full-year financial results for the financial year ended December 31, 2021). Award amounts are shown in shares of our common stock. Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial shares.

(4)
The values are based on the closing share price as of December 31, 2019 of $15.52 (A$22.10).

Pension Benefits

Superannuation Payment

        We do not provide pension benefits to our NEOs. Instead, as required by Australian law, we contribute to standard defined contribution superannuation funds on behalf of all Australian employees (including Ms. Saridas and Ms. Pollard) at an amount that is the lesser of 9.5% of each such employee's salary or the maximum yearly contribution amount designated by law, which was $14,131 (A$20,317) in 2019. Superannuation is a compulsory savings program whereby employers are required to pay a portion of an employee's remuneration to an approved superannuation fund that employees are typically not able to access until they are retired. We permit employees to choose an approved and registered superannuation fund into which the contributions are paid.

401(k) Matching

        Our NEOs located in the United States, including Mr. Spindler, Mr. Campbell and Mr. Rose, receive matching 401(k) contributions. We aim to match contributions at a market-appropriate level, which was a rate of 4% for the fiscal year ended December 31, 2019.

Potential Payments Upon Change in Control

        Mr. Spindler's, Mr. Rose's, Mr. Campbell's, Ms. Saridas' and Ms. Pollard's option award agreements provide if a change in control (as defined in the Equity Incentive Plan) occurs between January 1, 2019 to December 31, 2021, a number of each grantee's options prorated from January 1, 2019 through the date of the change in control will vest subject to satisfaction of the performance metrics (as specified in the award agreement) measured at the time of the change in control, as determined by our compensation and nominating committee in its sole discretion. Any of the executives' options that do not vest as a result of the above will be forfeited for no consideration upon the change in control. Any vested but unexercised options will automatically be settled on a change in control, unless our Board of Directors determines otherwise.

        Mr. Spindler's, Mr. Rose's, Mr. Campbell's, Ms. Saridas' and Ms. Pollard's PSU award agreements provide that if a change in control (as defined in the Equity Incentive Plan) occurs between January 1, 2019 to December 31, 2021, a number of each grantee's PSUs prorated from January 1, 2019 through the date of the change in control will vest subject to satisfaction of the performance metrics (as specified in the award agreement) measured at the time of the change in control, as determined by the compensation and nominating committee in its sole discretion. Any of the executives' PSUs that do not vest as a result of the above will be forfeited for no consideration upon the change in control. Any vested PSUs will automatically be settled on a change in control, unless our Board of Directors determines otherwise.

        Our Board of Directors has the discretion to make STI payments in the event of specific circumstances relating to a change in control.

Potential Payments Upon Termination

        Garold Spindler.    If Mr. Spindler's employment is terminated without cause (as such term is defined in Mr. Spindler's employment agreement), or he resigns with good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, any deferred compensation or vested benefits, and a termination payment of 12 months base salary, payable six months after the date his employment terminates.

        In addition to any other severance payments owed, as mentioned above, unless we waive the non-compete and non-solicitation covenants of Mr. Spindler's employment agreement, we agree to pay Mr. Spindler 50% of his annual salary, in 12 monthly payments, for a one-year period following termination of Mr. Spindler's employment. In return for this payment, Mr. Spindler is required to provide us with consultation services upon request, up to a maximum amount of 20 hours per week.

        If Mr. Spindler's employment is terminated for cause, or he resigns without good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, and any deferred compensation or vested benefits.

        Ayten Saridas.    As mentioned above, Ms. Saridas' employment can be terminated by either her or Coronado Queensland by giving the other party three months written notice (or by Coronado Queensland making payment in lieu of part or all of her notice period). In the event Ms. Saridas terminates her employment without the required notice, she must pay Coronado Queensland an amount equal to her compensation for the balance of the notice period not served. Coronado Queensland is entitled to terminate Ms. Saridas' employment immediately without notice or payment in certain circumstances, including if she engages in serious or willful misconduct, engages in any other conduct which in the reasonable opinion of Coronado Queensland is likely to adversely affect the reputation of Coronado Queensland and/or her ability to effectively perform her duties, or is unwilling or unable to properly and effectively perform her duties. Ms. Saridas is entitled to a termination payment of six months of her fixed annual salary in addition to the above-mentioned three months' notice, if her employment is terminated for any reason, other than those reasons listed in the preceding sentence.

        James Campbell.    If Mr. Campbell's employment is terminated without cause (as such term is defined in Mr. Campbell's employment agreement), or he resigns with good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, any deferred compensation or vested benefits, and a severance payment of 12 months base salary, payable six months after the date his employment terminates.

        In addition to any other severance payments owed, as mentioned above, unless we waive the non-compete and non-solicitation covenants of Mr. Campbell's employment agreement, we agree to pay Mr. Campbell 50% of his annual salary, in 12 monthly payments, for a one-year period following termination of Mr. Campbell's employment. In return for this payment, Mr. Campbell is required to provide us with consultation services upon request, up to a maximum amount of 20 hours per week.

        If Mr. Campbell's employment is terminated for cause, or he resigns without good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, and any deferred compensation or vested benefits.

        Richard Rose.    If Mr. Rose's employment is terminated without cause (as such term is defined in Mr. Rose's employment agreement), or he resigns with good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, any deferred compensation or vested benefits, and a severance payment of 12 months base salary, payable six months after the date his employment terminates.

        In addition to any other severance payments owed, as mentioned above, unless we waive the non-compete and non-solicitation covenants of Mr. Rose's employment agreement, we agree to pay Mr. Rose 50% of his annual salary, in 12 monthly payments, for a one-year period following termination of Mr. Rose's employment. In return for this payment, Mr. Rose is required to provide us with consultation services upon request, up to a maximum amount of 20 hours per week.

        If Mr. Rose's employment is terminated for cause, or he resigns without good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, and any deferred compensation or vested benefits.

        Emma Pollard.    As mentioned above, Ms. Pollard's employment can be terminated by either her or Coronado Queensland by giving the other party four weeks written notice (or by Coronado Queensland making payment in lieu of part or all of her notice period). In the event Ms. Pollard terminates her employment without required notice, she must pay Coronado Queensland an amount equal to her compensation for the balance of the notice period not served. Coronado Queensland is entitled to terminate Ms. Pollard's employment immediately without notice or payment in certain circumstances, including if she engages in serious or willful misconduct, engages in any other conduct which in the reasonable opinion of Coronado Queensland is likely to adversely affect the reputation of Coronado Queensland and/or her ability to effectively perform her duties, or is unwilling or unable to properly and effectively perform her duties.

        If Ms. Pollard is terminated without cause by reason of redundancy, she is entitled to receive such redundancy payments as required under Australian legislation, which, based on her tenure, currently total three weeks' pay for every year of service (subject to limits and age-based adjustments).

        The following table sets forth the estimated incremental compensation payable in the form of severance benefits to each of the NEOs in the event of termination of the officer's employment without cause or resignation for good reason, assuming such event occurred on December 31, 2019. The compensation set out below for Ms. Saridas and Ms. Pollard is presented in U.S. dollars using the spot exchange rate as at December 31, 2019, which was approximately A$1.00 to US$0.70.

Name and Benefits	Severance Benefits
Garold Spindler
Cash severance	$1,250,000
Consultation Services	$625,000
Ayten Saridas
Cash severance	$266,798
James Campbell
Cash severance	$650,000
Consultation Services	$325,000
Richard Rose
Cash severance	$400,000
Consultation Services	$200,000
Emma Pollard
Cash severance	$25,743

        Upon termination of employment due to death, disability or retirement, or in the event of a change in control, each NEO would be entitled to, at the end of the applicable performance period and subject to performance, pro-rata vesting of their outstanding performance-based stock options and PSUs based on their during the performance period.

Compensation Risk Considerations

        We have reviewed our compensation policies as generally applicable to our employees and believe that our compensation programs are designed with an appropriate balance of risk and reward in relation to our overall business strategy and do not encourage excessive or unnecessary risk-taking behavior. In making this determination, we considered our pay mix, our base salaries and the attributes of our variable compensation programs, including our long-term and short-term incentive plans, and our alignment with market pay levels and compensation program designs. Our compensation and nominating committee believes that the design of our executive compensation programs as outlined in "Compensation Discussion and Analysis" above places emphasis on long-term and short-term incentives and competitive base salaries. Our compensation and nominating committee believes that this mix of incentives appropriately balances risk and aligns our executive officers' motivations for our long-term success.

Director Compensation

        The table below sets forth the compensation earned by each of the non-employee directors for the fiscal year ended December 31, 2019. The directors are paid in Australian dollars. The directors' fees set out below are presented in U.S. dollars using the average exchange rate for the fiscal year ended December 31, 2019, which was approximately A$1.00 to US$0.70.

Name		Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Greg Martin(2)	2019	21,039	—	—	—	—	—	21,039
Philip Christensen	2019	132,148	—	—	—	—	—	132,148
William (Bill) Koeck(3)	2019	222,644	—	—	—	—	—	222,644
Greg Pritchard	2019	132,148	—	—	—	—	—	132,148
Ernie Thrasher(4)	2019	121,715	—	—	—	—	—	121,715
Laura Tyson(5)	2019	121,715	—	—	—	—	—	121,715

(1)
The amounts reflected in this column include standard fees earned by each director as part of their fee arrangements during the period from their respective appointment dates to December 31, 2019. The amounts reported for each of the directors are reported inclusive of any superannuation payments made on behalf of the directors.

(2)
Mr. Martin served on the Board of Directors until February 4, 2019.

(3)
On April 29, 2019, Mr. Koeck was appointed as Chair of the Board of Directors.

(4)
Mr. Thrasher elected to receive RSUs in lieu of the director fees payable for his service in 2019. For the year ended December 31, 2019, 43,750 RSUs were earned in lieu of his director fee of $121,715 (A$175,000). The 2019 RSU award was originally granted to Mr. Thrasher in fiscal year 2018. Each RSU represents a right to receive one CDI or, at the election of the compensation and nominating committee of our Board of Directors, an equivalent value of cash or shares of our common stock (or a combination thereof). The amount presented as fees earned reflects the value of the earned portion of the total 54,687 RSUs that were earned during the period from January 1, 2019 to December 31, 2019. The aggregate number of RSUs that vested in fiscal year 2019 was 43,750. Each share of our common stock is equivalent to 10 CDIs.

(5)
The amount reported for Ms. Tyson reflects fees paid directly to EMG for her services.

Narrative Disclosure to Director Compensation Table

Director Compensation

        Under our bylaws, our Board of Directors may decide the total amount paid by us to each director as compensation for their services as a director, subject to the ASX Listing Rules. Under the ASX Listing Rules, the total amount of fees paid to all non-employee directors in any financial year must not exceed the aggregate amount of non-employee directors' fees approved by stockholders at our general meeting. This amount has been fixed by us at $1,251,930 (A$1,800,000) per annum.

        Mr. Martin, Mr. Christensen, Mr. Koeck, Mr. Pritchard and Mr. Thrasher each entered into fee arrangements effective as of September 21, 2018 in connection with their appointment as non-employee directors. These fee arrangements provide for each non-employee director's annual base compensation, which includes any statutory superannuation required. The fee arrangements also provide that the non-employee directors may elect to receive some, or all, of their annual base fees as RSUs. A summary of these fee arrangements follows:

Position	Year	Fee*
Board Member (other than Chairman of the Board of Directors)	2019	$121,715 (A$175,000)
Chairman of the Board of Directors	2019	$229,521 (A$330,000)
Chairman of the Audit, Governance & Risk Committee (Additional Fee)	2019	$10,433 (A$15,000)
Chairman of the Compensation and Nominating Committee (Additional Fee)	2019	$10,433 (A$15,000)
Chairman of the Health Safety, Environment and Community Committee (Additional Fee)	2019	$10,433 (A$15,000)

*
U.S. dollar amounts are shown based on the average exchange rate for the fiscal year ended December 31, 2019, which was approximately A$1.00 to US$0.70.

        If a non-employee director elects to receive some of their compensation in the form of RSUs, the number of RSUs granted is calculated by dividing the value of base fees each non-employee director elects to receive as RSUs by:

  •
  $2.84 (A$4.00) (per CDI), the offer price for any RSUs granted in the fiscal year ended December 31, 2019 and the additional period from October 1, 2018 to December 31, 2018; and

  •
  the 30-day volume weighted average price of CDIs to January 1 for the year the RSUs will be granted for any RSUs granted in subsequent years, unless the Board of Directors determines otherwise.

        The RSUs will be settled no later than 30 days after the earliest of: (i) five years from the date the RSU is granted, (ii) the director ceasing to be a director on our Board of Directors or (iii) a change in control (as defined in the Non-Executive Director Plan). Each RSU is an entitlement to receive one CDI (or if our Board of Directors determines, the equivalent value in cash or shares) plus additional CDIs (or the equivalent value in cash or shares) equal to any distributions made (assuming such distributions are reinvested in CDIs at the ex-distribution date), until the RSU is settled. RSUs will be granted in installments over a 15-month period. At this time, Mr. Thrasher is the only non-employee director who has elected to receive a portion of his compensation in the form of RSUs.

        In addition to the fees outlined above, the fee arrangement provides that we will pay our non-executive directors for travel and other expenses incurred in attending to our affairs, including attending and returning from our general meetings or meetings of our Board of Directors or committees thereof.

        We entered into a similar fee arrangement with Ms. Tyson in connection with her appointment as a non-executive director. However, Ms. Tyson is not directly paid a fee and is not entitled to receive fees in the form of RSUs. Rather, we pay EMG a standard director's fee of $121,715 (A$175,000) annually in return for EMG making Ms. Tyson available to us. Ms. Tyson's fee arrangement also provides that we will pay for her travel and other expenses incurred in attending to our affairs, including attending and returning from our general meetings or meetings of our Board of Directors or committees thereof.

Non-Executive Director Plan

        We maintain the Coronado Global Resources Inc. 2018 Non-Executive Director Plan, or the Non-Executive Director Plan, which was adopted by our Board of Directors on, and effective as of, September 21, 2018.

        The purpose of the Non-Executive Director Plan is to attract, retain and motivate non-employee directors of our Board of Directors, to align the interests of such directors with our stockholders and to promote ownership of our equity.

        Pursuant to the Non-Executive Director Plan, we may grant stock options, stock appreciation rights, restricted shares or CDIs, RSUs, dividend equivalent rights, and other equity-based or equity-related awards, that the compensation and nominating committee determines to be consistent with the purposes of the Non-Executive Director Plan and our interests.

Director Shareholding Policy

        We have established a minimum shareholding policy for our non-executive directors, other than directors appointed by the holder of the Series A Preferred Share (which includes Ms. Tyson), or any other directors determined by our Board of Directors. Non-employee directors are required to hold CDIs, RSUs, or shares that are at least equal in value to the director's annual gross board fees in their first year of appointment to our Board of Directors. The minimum shareholding requirement will be enforced in the fifth and subsequent years of the director's tenure so that the minimum shareholding can be progressively acquired over the five years from the time the director is appointed.

        As at October 24, 2018, Mr. Spindler, Mr. Thrasher and Ms. Tyson each held an indirect economic interest in Coronado Group LLC's shareholding, arising from holdings of:

  •
  class A units and MIUs in Coronado Group LLC, as described above; and/or

  •
  investments in the EMG Group.

        Those non-employee directors who hold indirect economic interests in us through investments in Coronado Group LLC or the EMG Group have an indirect interest in proceeds received by Coronado Group LLC for sale of certain CDIs under the Australian IPO. Garold Spindler's interest in class A units in Coronado Group LLC is subject to a voluntary escrow deed.

Compensation Committee Interlocks and Insider Participation

        Our compensation and nominating committee consisted of three (3) non-executive directors during 2019: Mr. Koeck, Mr. Pritchard and Ms. Tyson. Mr. Koeck is the Chairman. None of the members of our compensation and nominating committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in 2019 served, as a member of the board of directors or compensation and nominating committee (or other board committee performing equivalent functions) of any other company that has one or more of its executive officers serving on our Board of Directors or compensation and nominating committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of May 8, 2020, information regarding beneficial ownership of shares of our common stock, including shares underlying CDIs, by the following:

  •
  each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of any class of our voting securities;

  •
  each of our directors;

  •
  our director nominee;

  •
  each of our NEOs; and

  •
  all current directors and executive officers, as a group.

        Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership generally includes voting or investment power of a security and includes shares underlying options and other equity awards that are currently exercisable or exercisable within 60 days of May 8, 2020. The officers, directors, director nominee and principal stockholders supplied the information for this table. Except as otherwise indicated, we believe that the beneficial owners of the CDIs and common stock listed below, based on the information given to us by each of them, have sole investment and voting power with respect to their shares, except where community property laws may apply.

        Percentage of ownership is based on 96,651,692 shares of our common stock, or common stock equivalent CDIs, outstanding on May 8, 2020. Unless otherwise indicated, we deem shares subject to options that are exercisable within 60 days of May 8, 2020 to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

        Because CDIs represent one-tenth of a share of our common stock, converting the number of CDIs owned by the person holding them into the equivalent number of shares of our common stock may result in fractional shares of common stock.

Name and Address of Beneficial Owner	Number of Shares of Common Stock(1)	Percentage of Common Stock
5% Stockholder
Coronado Group LLC(2)	77,308,103.6	79.99%
Directors, Director Nominee and Named Executive Officers
Garold Spindler(3)	218,025.8	—
William (Bill) Koeck(4)	5,375	*
Philip Christensen	—	—
Greg Pritchard(5)	5,000	*
Ernie Thrasher(6)	5,468.7	*
Laura Tyson	—	—
Sir Michael (Mick) Davis	—	—
James Campbell(7)	39,887.1	—
Ayten Saridas(8)	12,000	*
Richard Rose(9)	2,000	—
Emma Pollard	—	—
All current directors, director nominee and executive officers (11 persons) as a group	287,756.6	*

*
Indicates less than 1%.

(1)
Represents shares of common stock that may be held as CDIs. Each share of common stock is equivalent to 10 CDIs.

(2)
Reflects 77,308,103.6 shares of common stock held by Coronado Group LLC. EMG CC HC, LLC, EMG Coronado II HC, LLC, EMG Coronado IV Holdings LLC and EMG Coronado Strategic LP, each of which is affiliated with The Energy & Minerals Group, collectively hold approximately 99 percent of the outstanding units of Coronado Group LLC. Voting and investment decisions with respect to these shares require the vote of a majority of the board of managers of Coronado Group LLC, which is currently comprised of Garold Spindler, Laura Tyson and John G. Calvert. As such, no individual member of the board of managers is deemed to be the beneficial owner of the shares of common stock held by Coronado Group LLC. The address for Coronado Group LLC is The Energy & Minerals Group, 2229 San Felipe, Suite 1300, Houston, Texas 77019.

(3)
Reflects (a) 1,800,000 CDIs owned jointly with Mr. Spindler's spouse and (b) 380,258 RSUs granted in lieu of a percentage of Mr. Spindler's 2019 cash bonus pursuant to the Coronado Global Resources Inc. 2019 Short Term Incentive Plan. Each RSU represents a right to receive one CDI or, at the election of the compensation and nominating committee of our Board of Directors, an equivalent value of cash or shares of our common stock (or a combination thereof).

(4)
Reflects an indirect economic interest in the Company held through superannuation funds. Voting and investment power in these shares are held in the Koeck Super Fund. Mr. Koeck and Pamela Edith Koeck are trustees of this fund with shared voting and investment power.

(5)
Reflects 50,000 CDIs held by JJ Discretionary Trust. Mr. Pritchard is a trustee and beneficiary of the JJ Discretionary Trust with voting and pecuniary interest.

(6)
Reflects 54,687 RSUs. Each RSU represents a right to receive one CDI or, at the election of the compensation and nominating committee of our Board of Directors, an equivalent value of cash or shares of our common stock (or a combination thereof).

(7)
Reflects (a) 300,000 CDIs and (b) 98,871 RSUs granted in lieu of a percentage of Mr. Campbell's 2019 cash bonus pursuant to the Coronado Global Resources Inc. 2019 Short Term Incentive Plan. Each RSU represents a right to receive one CDI or, at the election of the compensation and nominating committee of our Board of Directors, an equivalent value of cash or shares of our common stock (or a combination thereof).

(8)
Reflects (a) 47,000 CDIs held by Yellowstone Family Superannuation Fund, of which Ms. Saridas is the sole beneficiary and has sole voting and investment power and (b) 73,000 RSUs granted in lieu of a percentage of Ms. Saridas' 2019 cash bonus pursuant to the Coronado Global Resources Inc. 2019 Short Term Incentive Plan. Each RSU represents a right to receive one CDI or, at the election of the compensation and nominating committee of our Board of Directors, an equivalent value of cash or shares of our common stock (or a combination thereof).

(9)
Reflects 20,000 CDIs owned jointly with Mr. Rose's spouse.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The following is a summary of transactions that occurred on or after January 1, 2019 to which we were a party, in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest.

Stockholder's Agreement

        On September 24, 2018, we entered into a Stockholder's Agreement with Coronado Group LLC, which governs the relationship between the EMG Group and us while the EMG Group beneficially owns in the aggregate at least 50% of our outstanding shares of common stock (including shares of common stock underlying CDIs). Pursuant to the Stockholder's Agreement, we will provide the EMG Group with financial and other information, and we will cooperate with and have assistance from the EMG Group in connection with any financing or refinancing we undertake. While the EMG Group beneficially owns in the aggregate at least 10% of our outstanding shares of common stock, any issuances of equity securities must have been offered to Coronado Group LLC in respect of its pro rata shares. Additionally, for as long as the EMG Group beneficially owns in the aggregate at least 25% of the outstanding shares of our common stock, Coronado Group LLC will have consent rights to certain actions, including, but not limited to, amending or restating our bylaws or certificate of incorporation, issuing any equity securities, or terminating the employment of the Chief Executive Officer or hiring a new Chief Executive Officer. Under the Stockholder's Agreement, the EMG Group has certain rights regarding our Board of Directors as described in "Executive Officers and Corporate Governance" above.

Registration Rights and Sell-Down Agreement

        On September 24, 2018 we entered into a Registration Rights and Sell-Down Agreement with Coronado Group LLC, which governs Coronado Group LLC's ability to require us to register shares of our common stock under the Securities Act and to assist Coronado Group LLC in selling some or all of its shares of common stock (including in the form of CDIs).

        Coronado Group LLC has the right, by delivering written notice, or Demand Notice, to require us to register the requested number of registerable securities under the Securities Act, or Demand Registration, provided that an individual stockholder may not deliver more than one Demand Notice within 180 calendar days.

        We may postpone a Demand Registration (but not more than twice in any 12-month period), for a reasonable period not to exceed 90 days, provided that the Chief Executive Officer and Group Chief Financial Officer provide a signed certification that they reasonably expect such registration and offering to materially adversely affect or materially interfere with any bona fide material financing, or any material transaction under consideration, or require disclosure of nonpublic information, which could materially adversely affect us.

        Except with respect to a Demand Registration, if we propose to file a registration statement under the Securities Act, we will give prompt notice of such filing within 10 days prior to the filing date, or Piggyback Notice, to all of the holders of registerable securities. The Piggyback Notice shall offer such holders the opportunity to include in such registration statement the number of registerable securities as each holder may request.

        Coronado Group may sell some or all of their shares of common stock without triggering registration rights under the terms of the Registration Rights and Sell-Down Agreement.

Relationship Deed

        On September 24, 2018, we entered into a Relationship Deed with Coronado Group LLC and EMG Group. Pursuant to the Relationship Deed, we agreed to indemnify Coronado Group LLC for liabilities related to guarantees made by Coronado Group LLC in past transactions by the Company, any liability incurred by any person appointed by Coronado Group LLC as an observer on the board of directors under the Stockholder's Agreement, and liabilities incurred by certain affiliates of the EMG Group under a New South Wales-law governed bank guarantee facility. Under the Relationship Deed, we also agreed to reimburse Coronado Group LLC for reasonable costs of and incidental to the Australian IPO and travel costs for attending meetings of the board of directors for any person appointed by Coronado Group LLC as an observer.

Escrow Agreements

        In connection with our Australian IPO, Coronado Group LLC, as our holding company, entered into a voluntary escrow agreement under which it agreed, among other things, to certain restrictions and prohibitions from engaging in transactions involving shares of our common stock for a restricted period. All of the shares of common stock held by Coronado Group LLC, including any shares held as CDIs, and interests in Coronado Group LLC held by the EMG Group, are subject to voluntary escrow arrangements which prevent Coronado Group LLC and the EMG Group from disposing of the escrowed shares and interests in Coronado Group LLC. On August 4, 2019, the Company's independent directors approved the early release from voluntary escrow of 11% of our common stock held by Coronado Group LLC. The release of the shares from escrow took effect on August 19, 2019 and would facilitate any future sell-down by Coronado Group LLC. The restricted period for the remaining 69% of common stock ended on February 26, 2020 (Australian Eastern Standard time).

Coal Sales Arrangements with Xcoal

        We sold coal for an aggregate purchase price of $468.9 million in the year ended December 31, 2019. Ernie Thrasher, one of our directors, is the founder, chief executive officer and chief marketing officer of Xcoal. We have entered into, and intend to enter into, coal sales with Xcoal on an ad hoc basis primarily pursuant to individual purchase orders. Our management, within delegated limits of authority, must approve any such transaction. The Board of Directors does not participate in the decision to enter into such transactions. Management reviews all transactions to ensure that they are, at the least, on an arm's length commercial basis. If the decision to enter into those transactions should require the approval of our Board of Directors, the directors will follow the procedure for dealing with conflicts (or potential conflicts) of interest contained in our board charter and corporate governance guidelines, and as described under "—Policies and Procedures for Review and Approval of Related Party Transactions."

Policies and Procedures for Review and Approval of Related Party Transactions

        Section 9.1 of our certificate of incorporation incorporates by reference the DGCL in regards to related party transactions, pursuant to which no contract or transaction with any other firm, corporation or entity in which we have an interest, shall be affected or invalidated by the fact that one or more related persons may be a party to or may be interested in the contract or transaction, provided that the contract or transaction is approved by our Board of Directors. Pursuant to our audit committee charter, our audit committee will be responsible for reviewing and approving or disapproving "related party transactions."

AUDIT COMMITTEE REPORT

        The Audit, Governance and Risk Committee, or the Audit Committee, is composed of three independent directors and operates under a written charter adopted by the Board of Directors. The charter is reviewed and reassessed for adequacy annually by the Audit Committee and is reviewed and approved by the Board of Directors. The Board of Directors approved the existing charter on February 25, 2020 and had no material changes from the prior version dated September 21, 2018. A copy of the charter is available at https://coronadoglobal.com.au/corporate-governance/.

        Our Audit Committee consists of Messrs. Pritchard (Chair), Christensen and Koeck. Our Board of Directors has determined that each of Messrs. Pritchard, Christensen and Koeck are independent under Rule 10A-3 under the Exchange Act. Mr. Pritchard qualifies as an "audit committee financial expert" under the rules of the SEC. The Audit Committee is responsible for retaining the Company's independent registered public accounting firm.

        Management is responsible for preparing financial statements in accordance with accounting principles generally accepted in the United States, or US GAAP, and the financial reporting process, including the Company's disclosure controls and procedures and internal control over financial reporting.

        The independent registered public accounting firm is responsible for auditing the Company's financial statements and expressing an opinion as to their conformity to US GAAP. The independent registered public accounting firm is required to perform an audit in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB.

        The Audit Committee's responsibility is to monitor and oversee these financial reporting processes on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2019, with management and KPMG LLP, or KPMG, the principal accountant for the Company's fiscal year ended December 31, 2019, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        In this context, the Audit Committee met 4 times in the fiscal year ended December 31, 2019 and held discussions with management and KPMG. The Audit Committee also regularly met in separate executive sessions with KPMG and executive management, who oversees internal audit and risk management, and Audit Committee members only.

        Management has represented to the Audit Committee that the Company's consolidated financial statements for the fiscal year ended December 31, 2019 were prepared in accordance with US GAAP. The Audit Committee has reviewed and discussed the consolidated financial statements, including the critical accounting policies and estimates with management and KPMG. The Audit Committee discussed with KPMG matters required to be discussed by applicable requirements of the PCAOB, the Securities and Exchange Commission, or the SEC, and the Australian Securities Exchange, or the ASX.

        The Audit Committee has received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG's communications with the Audit Committee concerning independence, and the Audit Committee discussed with KPMG its independence from the Company, including consideration of the compatibility of non-audit services with the firm's independence.

        Based on the Audit Committee's discussion with management and KPMG and the Audit Committee's review of the representation of management and the report of KPMG to the Audit Committee, the Audit Committee recommended to the Board of Directors and the Board of Directors

has approved the audited consolidated financial statements for inclusion in the Company's Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC and the ASX.

        Submitted by the Audit Committee:

Greg Pritchard (Chair)

Philip Christensen

William (Bill) Koeck

STOCKHOLDERS' PROPOSALS FOR THE 2021 ANNUAL GENERAL MEETING

Exchange Act Rule 14a-8

        Any stockholder who wishes to have a qualified proposal (other than with respect to director nominations) considered for inclusion in our proxy statement for our 2021 annual general meeting of stockholders must (a) comply with the procedural and other requirements set forth in Rule 14a-8 under the Exchange Act and (b) ensure the proposal is received by our Secretary at our principal executive offices no later than January 15, 2021.

Bylaws Advance Notice Requirement

        Our bylaws include an advance notice provision that requires any stockholder who intends to submit a proposal for consideration at our 2021 annual general meeting of stockholders (which proposals are not to be included in our proxy statement and thus are to be submitted outside the processes of Rule 14a-8 of the Exchange Act), or who intends to submit nominees for election as directors at the meeting, must notify our Secretary in writing. The advance notice provision requires that, among other things, stockholders give timely written notice to our Secretary regarding their proposals. To be timely, notices must be delivered to the Secretary at the principal executive office of the Company no earlier than February 25, 2021 and no later than the close of business on March 26, 2021 (since March 27, 2021 falls on a Saturday). Such written notice must also satisfy specified requirements set forth in our bylaws.

GENERAL INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Stockholders to Be Held on June 25, 2020.

        The Notice of Annual General Meeting, this proxy statement and our Proxy Annual Report are available on the internet at www.investorvote.com.au/CRN.

        The following information applicable to the Annual General Meeting may be found in this proxy statement and the Notice of Internet Availability of Proxy Materials, the proxy card or the CDI voting instruction form that you received:

  •
  The date, time and virtual location of the Annual General Meeting;

  •
  A list of the matters intended to be acted on and our Board of Directors' recommendations regarding those matters;

  •
  Any control/identification numbers that you need to access your proxy; and

  •
  Information about attending the Annual General Meeting and voting at the Annual General Meeting.

        Our Board of Directors has made our proxy materials available to you over the internet or, upon your request, has mailed you a printed version of these materials in connection with the Annual General Meeting, which will take place on June 25, 2020. We mailed the Notice of Internet Availability of Proxy Materials to our stockholders on May 15, 2020, and our proxy materials were posted on the website referenced in the Notice of Internet Availability of Proxy Materials on that same date.

        We have sent or provided access to the materials to you because our Board of Directors is soliciting your proxy to vote your shares at our Annual General Meeting. We will bear all expenses incurred in connection with this proxy solicitation. Our officers and employees may solicit your proxy by telephone, by electronic transmission or by other means of communication, and they will not be separately compensated for such services. We solicit proxies to give all stockholders (and CDI holders) an opportunity to vote on matters that will be presented at the Annual General Meeting. In this proxy statement, you will find information on these matters, which is provided to assist you in voting your shares (or shares underlying CDIs). If your shares are held through a broker or other nominee (i.e., in "street name") and you have requested printed versions of these materials, we have requested that your broker or nominee forward this proxy statement to you and obtain your voting instructions, for which we will reimburse them for reasonable out-of-pocket expenses.

HOUSEHOLDING

        As permitted under the Exchange Act, only one copy of the Notice or this proxy statement is being delivered to stockholders (or CDI holders) residing at the same address, who have consented to such delivery and unless such stockholders (or CDI holders) have notified us of their desire to receive multiple copies of the Notice or this proxy statement. We will promptly deliver, upon oral or written request, a separate copy of the Notice or this proxy statement to any stockholder (or CDI holders) residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Coronado Global Resources Inc., Level 33, Central Plaza One, 345 Queen Street, Brisbane Qld 4000, Attention: Secretary, Telephone: +61 7 3031 7777. Stockholders (or CDI holders) residing at the same address and currently receiving only one copy of the Notice or this proxy statement may contact our Secretary at the address above to request multiple copies of the Notice or this proxy statement in the future. Stockholders (or CDI holders) residing at the same address and currently receiving multiple copies of the Notice or this proxy statement may contact the Secretary at the address above to request that only a single copy of the Notice or this proxy statement be mailed to them in the future.

VOTING INFORMATION

What is the Purpose of the Annual General Meeting?

        At the Annual General Meeting, we are asking the holder of the Series A Share to vote on the following proposal:

  •
  Proposal 1: the election of each of the two directors designated by the EMG Group to serve until the 2021 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;

        At the Annual General Meeting, we are asking holders of our common stock (and CDI holders) to vote on the following:

  •
  Proposal 2: the election of each of the five directors of the Company to serve until the 2021 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;

  •
  Proposal 3: the approval, on a non-binding advisory basis, of the compensation of our named executive officers, as described in the "Compensation Discussion and Analysis" section, executive compensation tables and accompanying narrative disclosures contained in this proxy statement. This vote is non-binding and advisory in nature, but our compensation and nominating committee and the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements;

  •
  Proposal 4: the recommendation, on a non-binding advisory basis, of the frequency of stockholder votes on our named executive officers' compensation. This vote is non-binding and advisory in nature, but our compensation and nominating committee and the Board of Directors intends to take into account the outcome of the vote when considering the frequency of soliciting future advisory votes; and

  •
  Proposal 5: the ratification of the appointment of Ernst & Young as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

Who is Entitled to Vote at the Annual General Meeting?

        Our Board of Directors selected May 8, 2020 as the record date for determining stockholders entitled to vote at the Annual General Meeting. This means that if you were a registered stockholder with our transfer agent and registrar, Computershare Trust Company, N.A., or a CDI holder as of the close of business on the record date, you may vote your shares (or direct CDN on how to vote your CDIs, or appoint yourself or another entity as proxy for CDN to vote your CDIs) on the matters to be considered at the Annual General Meeting. If your shares were held in street name (as further described below) through a broker or nominee on that date (or through CDN for shares underlying CDIs), you should refer to the instructions provided by your broker or nominee (or CDI voting instruction form) for further information. They are seeking your instructions on how you want your shares to be voted.

        The Company's common stock is publicly traded on the ASX in the form of CDIs convertible at the option of the holders into shares of the Company's common stock on a 10-for-1 basis. As of the record date, we had 96,651,692 shares of our common stock issued and outstanding with 4,188 holders of record. The holders included CDN, which held 19,343,589 shares of our common stock on behalf of the CDI holders; there were 4,187 registered owners of our CDIs on the record date. On each matter to be voted upon, you have one vote for each share of common stock you own as of the record date. Holders of our CDIs are entitled to direct CDN, or some other entity, including themselves or the Secretary of the Company, as proxy of CDN, to vote one vote for every 10 CDIs held by such holder as at the record date.

What is the Difference Between a Stockholder of Record and a Street Name Holder?

        If you own shares registered directly in your name with our transfer agent and registrar, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote at the Annual General Meeting.

        If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares, while you are considered to be the beneficial owner of the shares and you hold those shares as a street name holder. Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described in the notice that is sent to the street name holder by the broker, bank, trust or other nominee. Since a street name holder is not the stockholder of record, the street name holder may not vote their shares at the meeting unless such holder obtains a "legal proxy" from their applicable broker, bank, trustee or nominee giving such holder the right to vote the shares at the Annual General Meeting.

        CDN is the stockholder of record for all shares beneficially owned by CDI holders. CDI holders are entitled to receive notice of, and attend, the Annual General Meeting and may direct CDN to vote at the Annual General Meeting by using the method described in the CDI voting instruction form.

How Many Shares Must be Present to Hold the Annual General Meeting?

        In accordance with our bylaws and certificate of incorporation, the holders of a majority of the voting power of the outstanding shares of common stock entitled to vote as of the record date must be present at the Annual General Meeting in order to hold the Annual General Meeting and conduct business. Your shares will be counted as present if:

  •
  you are a stockholder of record and either:

  •
  you are present and vote at the Annual General Meeting; or

  •
  you have properly submitted your proxy; or

  •
  you are a beneficial owner of shares held by brokers that constitute "broker non-votes" because you have not provided voting instructions to the brokers and they lack the discretionary authority to vote on a particular matter (as described below); or

  •
  you are a CDI holder and you have properly submitted your CDI voting instruction form and directed CDN how to vote your shares underlying CDIs.

How Can You Vote Your Shares?

        If you are a stockholder of record, you can vote your shares by voting by telephone, mailing in your proxy (if you requested and received a printed version of the proxy materials) or at the Annual General Meeting. You may give us your proxy by following the instructions included in the Notice of Internet Availability of Proxy Materials or, if you received a printed version of these proxy materials, in the enclosed proxy card. If you want to vote by mail but have not received a printed version of these proxy materials, you may request a full set of proxy materials through the instructions in the Notice of Internet Availability of Proxy Materials. If you vote using either telephone or the internet, you will save us mailing expense.

        By giving us your proxy, you will be directing us how to vote your shares at the Annual General Meeting. Even if you plan on attending the Annual General Meeting, we urge you to submit a proxy now, instructing how your shares are to be voted at the Annual General Meeting. This will ensure that your vote is represented at the Annual General Meeting. If you do attend the Annual General Meeting, you can change your vote at that time, if you then desire to do so.

        Valid proxies must be received no later than 10:00 A.M., Australian Eastern Standard Time, on June 19, 2020 or 8:00 P.M., U.S. Eastern Time, on June 18, 2020.

What if Your Shares are Held in Street Name?

        If you are the beneficial owner of shares held in street name, the methods by which you can access the proxy materials and give the voting instructions to the broker or nominee may vary. Accordingly, beneficial owners should follow the instructions provided by their brokers or nominees to vote by internet, telephone or mail. If you want to vote by mail but have not received a printed version of these proxy materials, you may request a full set of proxy materials as instructed by the Notice of Internet Availability of Proxy Materials. If you want to vote your shares at the Annual General Meeting, you must obtain a valid proxy from your broker or nominee, except that CDI holders may not vote at the Annual General Meeting unless they have nominated themselves as CDN's proxy. You should contact your broker or nominee or refer to the instructions provided by your broker or nominee for further information. Additionally, the availability of internet or telephone voting depends on the voting process used by the broker or nominee that holds your shares.

How Can You Vote Your CDIs?

        CDI holders as of the record date may direct CDN, or some other entity, including themselves or the Secretary of the Company, as proxy of CDN, to vote at the meeting by following the instructions on the CDI voting instruction form or by voting online at www.investorvote.com.au.

        If you are a CDI holder, you must take one of the following actions in order to vote at the Annual General Meeting:

  •
  instruct CDN, to vote the shares underlying your CDIs pursuant to your instructions in the CDI voting instruction form; or

  •
  inform the Company that you wish to nominate yourself or another person to be appointed as CDN's proxy with respect to the shares underlying your CDIs for the purposes of attending and voting at the Annual General Meeting by completing the CDI voting instruction form.

        Each CDI represents one-tenth of a share. Therefore, each CDI holder will be entitled to one vote for every 10 CDIs they hold.

        Completed CDI voting instruction forms must be provided to CDN no later than 10:00 A.M., Australian Eastern Standard Time, on June 19, 2020 or 8:00 P.M., U.S. Eastern Time, on June 18, 2020.

What Does it Mean if You Receive More Than One Set of Proxy Materials?

        You may receive more than one Notice of Internet Availability of Proxy Materials or proxy statement and proxy card or CDI voting instruction form if your shares (or shares underlying CDIs) are held through more than one account (e.g., through different brokers or nominees). Each Notice of Internet Availability of Proxy Materials, proxy card or CDI voting instruction form only covers those shares held in the applicable account. If you hold shares (or shares underlying CDIs) in more than one account, you will have to provide voting instructions as to all of your accounts to vote all of your shares (or shares underlying CDIs).

Can You Change Your Vote After Submitting Your Proxy?

        For stockholders of record, you may change your vote or revoke your proxy by:

  •
  written notice to our Secretary at Level 33, Central Plaza One, 345 Queen Street, Brisbane Qld 4000;

  •
  granting a new, later dated proxy (including by submitting a later dated proxy by telephone or on the internet); or

  •
  voting at the Annual General Meeting.

        Attendance at the Annual General Meeting will not, by itself, constitute revocation of a proxy. Unless you attend the Annual General Meeting and vote your shares, you should change your vote using the same method (by internet, telephone or mail) that you first used to vote your shares. This will help the inspector of election for the Annual General Meeting verify your latest vote.

        If you are a holder of CDIs and you direct CDN to vote by completing the CDI voting instruction form, you may revoke those instructions by delivering to Computershare Investor Services Pty Limited a written notice of revocation bearing a later date than the CDI voting instruction form previously sent.

        For beneficial owners of shares held in street name, you should follow the instructions in the information provided by your broker or nominee to change your vote or revoke your proxy. If you want to change your vote as to shares held in street name by voting at the Annual General Meeting, you must obtain a valid proxy from the broker or nominee that holds those shares for you.

How Are Votes Counted?

        For stockholders of record, all shares represented by proxies will be voted at the Annual General Meeting in accordance with instructions given by the stockholders. Where a stockholder returns its proxy and no instructions are given with respect to a given matter, the proxy holders named in the proxy will vote those shares in accordance with the recommendations of the Board of Directors set forth below and in the discretion of the proxy holders upon such other business as may properly come before the Annual General Meeting. If you are a stockholder of record and you do not return your proxy, no votes will be cast on your behalf on any of the items of business at the Annual General Meeting.

        Where a CDI holder returns its CDI voting instruction form and no instructions are given with respect to a resolution, your vote will not be counted and will have no effect on that resolution.

        If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may be treated as "broker non-votes." Generally, broker non-votes occur when a broker is not permitted to vote on a particular matter without instructions from the beneficial owner and instructions have not been given. Brokers that have not received voting instructions from their clients cannot vote on their clients' behalf on "non-routine" proposals, such as the election of directors, the advisory approval of the Company's NEO compensation and the advisory vote on the frequency of stockholder votes on NEO compensation. However, brokers may vote their clients' shares on "routine" proposals, such as the proposal seeking ratification of EY as the independent registered public accounting firm for the fiscal year ending December 31, 2020.

What are the Voting Options and Approval Requirements?

Proposal	Voting Options	Board of Directors Recommendation	Voting Standard	Treatment of Abstentions & Broker Non-Votes
For the Holder of our Series A Share
Election of the Two Directors Designated by the EMG Group	The holder of the Series A Share may vote "FOR ALL" or withhold your vote for any one or more of the director nominees.	"FOR ALL"	Plurality (i.e. most affirmative votes received among votes properly cast at the Annual General Meeting or by proxy).	Abstentions and broker non-votes will have no effect.
For Holders of our Common Stock
Election of the Five Directors of the Company	You may vote "FOR ALL" or withhold your vote for any one or more of the director nominees.	"FOR ALL"	Plurality (i.e. most affirmative votes received among votes properly cast at the Annual General Meeting or by proxy).	Abstentions and broker non-votes will have no effect.
NEO Compensation	You may vote "FOR", "AGAINST" or abstain.	"FOR"	Affirmative vote of the majority of shares present at the Annual General Meeting or represented by proxy at the Annual General Meeting and entitled to vote on the matter.	Abstentions will have the effect of a vote against the proposal. Broker non-votes will have no effect.
NEO Compensation Vote Frequency	You may vote "EVERY YEAR", "EVERY TWO YEARS", "EVERY THREE YEARS" or abstain.	"EVERY YEAR"	The option with the greatest number of votes cast.	Abstentions and broker non-votes will have no effect.
Auditor Ratification	You may vote "FOR", "AGAINST" or abstain.	"FOR"	Affirmative vote of the majority of shares present at the Annual General Meeting or represented by proxy at the Annual General Meeting and entitled to vote on the matter.	Abstentions will have the effect of a vote against the proposal. As this proposal is a routine matter, we do not expect to have broker non-votes.

        Under ASX Listing Rule 14.2.1, a proxy card must allow stockholders to vote for a resolution, against a resolution or to abstain from voting on a resolution. However, ASX has granted the Company a waiver from ASX Listing Rule 14.2.1 to permit the Company not to provide an option for holders of CDIs to vote against a resolution to elect a director in a CDI voting instruction form. The terms of the waiver are that: (a) the Company complies with the relevant Delaware laws as to the content of the proxy cards applicable to resolutions for the elections of directors, (b) the notice given by the Company to CDI holders under ASX Settlement Operating Rule 13.8.9 makes it clear that holders are only able to vote for resolutions or abstain from voting, and the reasons why this is the case, (c) the Company releases details this waiver to the market as part of the pre-quotation disclosure, and the terms of the waiver are set out in the management proxy circular provided to all holders of CDIs and (d) without limiting ASX's right to vary to its decision under ASX Listing Rule 18.3, the waiver from Listing Rule 14.2.1 only applies for so long as the relevant Delaware laws prevent the Company from permitting stockholders to vote against a resolution to elect a director.

Can any Other Business be Conducted at the Annual General Meeting?

        Yes. All matters brought before the Annual General Meeting must be stated in the Notice or otherwise properly brought before the Annual General Meeting by or at the direction of (a) the Board, (b) EMG or (c) a stockholder of record entitled to vote at the meeting in compliance with the advance notice provisions set forth in Section 1.11 of the Company's bylaws. The Company and the Board of Directors are not aware of any properly submitted business to be acted upon at the Annual General Meeting that is not set forth in the Notice.

What Happens if the Annual General Meeting is adjourned?

        The Annual General Meeting may be adjourned by the Chairman of the Annual General Meeting for the purposes of, among other things, soliciting additional proxies. In the absence of a quorum of any class of stock entitled to vote on a matter, an adjournment may be made from time to time with the approval of the affirmative vote of the holders of a majority of outstanding shares of such class present at the Annual General Meeting or represented by proxy and entitled to vote on such matter at the Annual General Meeting. The Company is required to notify stockholders of any adjournments of more than 30 days or if a new record date is fixed for the adjourned meeting. Notice is not required for an adjourned meeting if the time, place and means of remote communication for the adjourned meeting are announced at the meeting at which the adjournment occurs. Unless a new record date is fixed, your proxy will still be valid and may be voted at the adjourned meeting unless properly revoked. You will still be able to change or revoke your proxy until it is voted.

By Order of the Board of Directors,
Richard Rose Vice President, Chief Legal Officer and Secretary Beckley, West Virginia Dated: May 15, 2020

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ Your vote matters – here’s how to vote! You may vote by phone instead of mailing this card. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q EVERY YEAR on Proposal 4. + 1. Election of Series A Directors: For Withhold For Withhold 01 - Laura Tyson 2. Election of Other Directors: 02 - Sir Michael (Mick) Davis For Withhold For Withhold For Withhold 01 - William (Bill) Koeck 02 - Garold Spindler 03 - Philip Christensen 04 - Greg Pritchard 05 - Ernie Thrasher EveryEvery EveryTwo Three Year YearsYears ForAgainst Abstain Abstain 3. Approval, on a non-binding advisory basis, of the compensation of our named executive officers 4. Recommendation, on a non-binding advisory basis, of the frequency of stockholder votes on our named executive officers’ compensation 5. Ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T 6 3 5 3 8 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 4 039NYD MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed in Proposals 1 and 2, FOR Proposals 3 and 5 and 2020 Annual General Meeting Proxy Card1234 5678 9012 345

The 2020 Annual General Meeting of Stockholders of Coronado Global Resources Inc. will be held on Thursday, June 25, 2020 at 10:00am Australian Eastern Standard Time (Wednesday, June 24, 2020 at 8:00pm United States Eastern Time), virtually via the internet at https://web.lumiagm.com/399784793. To access the virtual meeting, you must have your Holder ID (username) and zip code (password). Important notice regarding the Internet availability of proxy materials for the 2020 Annual General Meeting of Stockholders. The materials are available at: www.investorvote.com.au/CRN q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Proxy Solicited by Board of Directors of Coronado Global Resources Inc. for Annual General Meeting — June 25, 2020 (Australian Eastern Standard Time) / June 24, 2020 (United States Eastern Time) Ayten Saridas and Richard Rose, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Stockholders of Coronado Global Resources Inc. to be held on June 25, 2020 (Australian Eastern Standard Time) / June 24, 2020 (United States Eastern Time), or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR each of the nominees listed in Proposals 1 and 2, FOR Proposals 3 and 5, and EVERY YEAR on item 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Proposals to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. + C Non-Voting Items Coronado Global Resources Inc.

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Lodge your vote: Online: www.investorvote.com.au By Mail: 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Computershare Investor Services Pty Limited GPO Box 242 Melbourne Victoria 3001 Australia Alternatively you can fax your form to (within Australia) 1800 783 447 (outside Australia) +61 3 9473 2555 For Intermediary Online subscribers only (custodians) www.intermediaryonline.com For all enquiries call: (within Australia) 1300 850 505 (outside Australia) +61 3 9415 4000 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q YEAR on Proposal 4. + 2. Election of Other Directors: For Withhold For Withhold For Withhold 01 - William (Bill) Koeck 02 - Garold Spindler 03 - Philip Christensen 04 - Greg Pritchard 05 - Ernie Thrasher EveryEvery EveryTwo Three Year YearsYears ForAgainst Abstain Abstain 3. Approval, on a non-binding advisory basis, of the compensation of our named executive officers 4. Recommendation, on a non-binding advisory basis, of the frequency of stockholder votes on our named executive officers’ compensation 5. Ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T 6 3 5 3 8 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 4 039R3A MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed in Proposal 2, FOR Proposals 3 and 5 and EVERY 2020 Annual General Meeting Proxy Card1234 5678 9012 345

The 2020 Annual General Meeting of Stockholders of Coronado Global Resources Inc. will be held on Thursday, June 25, 2020 at 10:00am Australian Eastern Standard Time (Wednesday, June 24, 2020 at 8:00pm United States Eastern Time), virtually via the internet at https://web.lumiagm.com/399784793. To access the virtual meeting, you must have your Holder ID (username) and zip code (password). Important notice regarding the Internet availability of proxy materials for the 2020 Annual General Meeting of Stockholders. The materials are available at: www.investorvote.com.au/CRN q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Proxy Solicited by Board of Directors of Coronado Global Resources Inc. for Annual General Meeting — June 25, 2020 (Australian Eastern Standard Time) / June 24, 2020 (United States Eastern Time) Ayten Saridas and Richard Rose, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Stockholders of Coronado Global Resources Inc. to be held on June 25, 2020 (Australian Eastern Standard Time) / June 24, 2020 (United States Eastern Time), or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR each of the nominees listed in Proposal 2, FOR Proposals 3 and 5, and EVERY YEAR on item 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Proposals to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. + C Non-Voting Items Coronado Global Resources Inc.

Lodge your vote:  Online: Coronado Global Resources Inc. ARBN 628 199 468 www.investorvote.com.au  By Mail: Computershare Investor Services Pty Limited GPO Box 242 Melbourne Victoria 3001 Australia CRN MR SAM SAMPLE FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 Alternatively you can fax your form to (within Australia) 1800 783 447 (outside Australia) +61 3 9473 2555 For Intermediary Online subscribers only (custodians) www.intermediaryonline.com For all enquiries call: (within Australia) 1300 850 505 (outside Australia) +61 3 9415 4000 XX CDI Voting Instruction Form Vote online • Go to www.investorvote.com.au or scan the QR Code with your mobile device.  For your vote to be effective it must be received by 10:00 am Australian Eastern Standard Time on Friday, 19 June 2020. How to Vote on Items of Business Each CHESS Depositary Interest (CDI) is equivalent to one-tenth of a share of common stock of Coronado Global Resources Inc. (Company), so that every 10 (ten) CDI registered in your name on Friday, 8 May 2020 at 7:00 pm Australian Eastern Standard Time entitles you to one vote. Signing Instructions Individual: Where the holding is in one name, the securityholder must sign. Joint Holding: Where the holding is in more than one name, all of the securityholders should sign. Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it. Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable. You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the shares underlying CDIs on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CDI votes and to vote on the underlying shares. Comments & Questions: If you have any comments or questions for the Company, please write them on a separate sheet of paper and return with this form.  GO ONLINE TO VOTE or turn over to complete the form Samples/000001/000001/i12 *S00000112Q01*  • Follow the instructions on the secure website to vote. Your access information that you will need to vote: Control Number: 999999 SRN/HIN: I9999999999 PIN: 99999 PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

MR SAM SAMPLE FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 Change of address. If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with ‘X’) should advise your broker of any changes.  I 9999999999 I N D CDI Voting Instruction Form Please mark to indicate your directions CHESS Depositary Nominees will vote as directed STEP 1 XX Voting Instructions to CHESS Depositary Nominees Pty Ltd Please mark box A OR B I/We being a holder of CHESS Depositary Interests of Coronado Global Resources Inc. (the Company), hereby direct CHESS Depositary Nominees Pty Ltd (CDN) to: A vote on my/our behalf with respect to the Items of Business below in the manner instructed in Step 2 below. OR appoint the Chairman of the Meeting B OR Write your name or the name of the other person you want CDN to appoint as its proxy in this box. to attend, speak and vote the shares underlying my/our holding at the Annual General Meeting of the Company to be held on Thursday, 25 June 2020 at 10:00 am Australian Eastern Standard Time and at any adjournment of that meeting in accordance with the directions in Step 2 below. Where no direction is given, the proxy may vote as they see fit. STEP 2 Items of Business Voting Instructions - Voting instructions will only be valid and accepted by CDN if they are signed and received no later than 10:00 am Australian Eastern Standard Time on Friday, 19 June 2020. Please read the instructions overleaf before marking any boxes with an X.  If you mark the ABSTAIN box for an Item, you are directing CDN or its appointed proxy not to vote on your behalf on a show of hands or a poll and your votes will not be counted in computing the required majority. Proposal 2: Election of Directors (Other than Series A Directors) Proposal 4: 1yr 2yr 3yrAbstain For Abstain Recommendation, on a non-binding advisory basis, of the frequency of stockholder votes on our named executive officers’ compensation 01 William (Bill) Koeck 02 Garold Spindler Proposal 5: For Against Abstain 03 Philip Christensen Ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 04 Greg Pritchard 05 Ernie Thrasher Proposal 3: For Against Abstain Approval, on a non-binding advisory basis, of the compensation of our named executive officers The Chairman of the Meeting intends to vote undirected proxies in favour of each item of business. In exceptional circumstances, the Chairman of the Meeting may change his/her voting intention on any item, in which case an ASX announcement will be made. SIGN Signature of Securityholder(s) This section must be completed. Individual or Securityholder 1 Securityholder 2 Securityholder 3 Sole Director and Sole Company Secretary Director Director/Company Secretary Contact Daytime Telephone Contact Name / / Date C R N 2 6 3 5 5 4 A